As filed with the Securities and Exchange Commission on April 1, 2026

Securities Act File No. 333-[    ]

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ____ ☐

Post-Effective Amendment No. ____ ☐

TCW ETF TRUST

(Exact Name of Registrant as Specified in Charter)

Peter Davidson

515 South Flower Street

Los Angeles, CA 90071

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (213) 244-0000

Richard Villa

TCW Investment Management Company LLC

515 South Flower Street,

Los Angeles, CA 90071

(Name and address of agent for service)

Copies to:

Brian McCabe
Ropes & Gray LLP
800 Boylston Street
Boston, MA 02199
Telephone Number: (617) 951-7000

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended (the “1933 Act”). It is proposed that this filing will become effective on May 1, 2026 pursuant to Rule 488 under the 1933 Act.

Title of Securities Being Registered:

Shares of Beneficial Interest, no par value, of TCW Securitized Income ETF, a series of the Registrant.

The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. In reliance upon such rule, no filing fee is being paid at this time.

TCW METROPOLITAN WEST FUNDS

TCW MetWest Sustainable Securitized Fund

515 South Flower Street
Los Angeles, CA 90071

Dear Shareholder:

We are writing to inform you about a transaction that will affect your investment in TCW MetWest Sustainable Securitized Fund (the “Target Fund”).

You are receiving this combined Prospectus and Information Statement (the “Prospectus/Information Statement”) because you own shares in the Target Fund, a series of TCW Metropolitan West Funds, a Delaware statutory trust (the “MetWest Trust”), which is managed by Metropolitan West Asset Management, LLC (the “Target Fund Adviser”). We are pleased to inform you of the planned reorganization of the Target Fund, which is a mutual fund, with and into TCW Securitized Income ETF (the “Acquiring Fund”), a newly organized exchange-traded fund (“ETF”), which will be managed by TCW Investment Management Company LLC (the “Acquiring Fund Adviser”). The Acquiring Fund Adviser and the Target Fund Adviser are under the common control of The TCW Group, Inc.

Pursuant to an Agreement and Plan of Reorganization (the “Plan”), the Target Fund will be reorganized with and into the Acquiring Fund, a newly created series of TCW ETF Trust, a Delaware statutory trust (the “ETF Trust”), that has the same investment objective, similar investment strategies, the same fundamental investment policies, and a similar portfolio management team as the Target Fund (the “Reorganization”).

Target Fund		Acquiring Fund
TCW MetWest Sustainable Securitized Fund	à	TCW Securitized Income ETF

The Plan, which is by and among the MetWest Trust, on behalf of the Target Fund, the ETF Trust, on behalf of the Acquiring Fund, and the Acquiring Fund Adviser (solely with respect to Section 9.2 of the Plan), provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired; (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Plan. The Plan has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which the combined Prospectus/Information Statement is a part.

After careful consideration, the Board of Trustees of the MetWest Trust and the ETF Trust has unanimously approved the Reorganization. The Reorganization is currently expected to occur on or about June 8, 2026, though the Reorganization may be delayed. Shareholder approval of the Reorganization is not required. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy. Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund). If you do not hold your shares of the Target Fund through that type of brokerage account, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. The liquidation of your investment and return of cash may be subject to tax. It may take time for you to receive your cash. If you hold shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be subject to tax. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments. If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please review the accompanying materials closely for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund. Details regarding the terms of the Reorganization, and its potential benefits and costs to shareholders, are discussed in the combined Prospectus/Information Statement, which we urge you to review carefully. Please read this Prospectus/Information Statement and keep it for future reference.

By Order of the Board of Trustees of the MetWest Trust,

/s/ Peter Davidson

Vice President and Secretary

TCW Metropolitan West Funds

TCW ETF Trust

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PROSPECTUS/INFORMATION STATEMENT

Dated May 1, 2026

RELATING TO THE ACQUISITION OF THE ASSETS OF
TCW MetWest Sustainable Securitized Fund

BY AND IN EXCHANGE FOR SHARES OF
TCW Securitized Income ETF

This combined Prospectus and Information Statement (the “Prospectus/Information Statement”) is an information statement for the Target Fund (as defined below) and a prospectus for the Acquiring Fund (as defined below). The address of the Target Fund and the Acquiring Fund is 515 South Flower Street, Los Angeles, CA 90071. The telephone number for the Target Fund and Acquiring Fund is (213) 244-0000. This Prospectus/Information Statement was first mailed to shareholders of the Target Fund beginning on or about May 1, 2026. This Prospectus/Information Statement explains what you should know about the reorganization (the “Reorganization”) and investing in the Acquiring Fund. You should read this document carefully and retain it for future reference.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The terms and conditions of the Reorganization are further described in this Prospectus/Information Statement and are set forth in the form of Agreement and Plan of Reorganization (the “Plan”).

The Board of Trustees of the TCW Metropolitan West Funds (the “MetWest Trust”) and the TCW ETF Trust (the “ETF Trust”) (the “Board”) unanimously approved the proposed Reorganization and Plan and determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization.

TCW MetWest Sustainable Securitized Fund (the “Target Fund”) and TCW Securitized Income ETF (the “Acquiring Fund”) are each a series of a registered, open-end management investment company, although the Target Fund is a mutual fund while the Acquiring Fund will operate as an exchange-traded fund (“ETF”). The Acquiring Fund is a newly organized series of the ETF Trust and currently has no assets or liabilities. The Acquiring Fund is being created specifically in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and will not commence operations until the closing date of the Reorganization. The Target Fund will be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the Target Fund.

In order to transact in shares of the Acquiring Fund received as part of the Reorganization, you must hold your Target Fund shares in a brokerage account that can hold shares of an ETF. If you do not hold your shares of the Target Fund through a brokerage account that can hold shares of an ETF on the closing date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. The liquidation of your investment and return of cash may be subject to tax. It may take time for you to receive your cash. This Prospectus/Information Statement includes additional information on the actions that Target Fund shareholders that do not currently hold their Target Fund shares through a brokerage account that can hold shares of an ETF must take in order to transact in shares of the Acquiring Fund as part of the Reorganization.

This Prospectus/Information Statement includes information about the Plan and the Acquiring Fund. The Reorganization would result in your investing in the Acquiring Fund. You should retain this Prospectus/Information Statement for future reference. Additional information about the Target Fund, the Acquiring Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated into this Prospectus/Information Statement by reference:

●	The prospectus of the MetWest Trust on behalf of the Target Fund, dated July 29, 2025, as supplemented and amended to date (File No. 811-07989; SEC Accession No. 0001193125-25-166324);

●	The statement of additional information of the MetWest Trust on behalf of the Target Fund, dated July 29, 2025, as supplemented and amended to date (File No. 811-07989; SEC Accession No. 0001193125-25-166324);

●	Annual Report to shareholders of the Target Fund for the fiscal year ending March 31, 2025 (File No. 811-07989; SEC Accession No. 0001193125-25-135273);

●	Semi-Annual Report to shareholders of the Target Fund for the fiscal period ending September 30, 2025 (File No. 811-07989; SEC Accession No. 0001193125-25-306060);

●	A statement of additional information dated May 1, 2026, relating to this Prospectus/Information Statement.

You may request a free copy of the statement of additional information relating to this Prospectus/Information Statement or the Target Fund’s Prospectus without charge by calling TCW Metropolitan West Funds at (800) 241-4671 or by writing to TCW Metropolitan West Funds, 515 South Flower Street, Los Angeles, CA 90071.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Summary

This is only a summary of certain information contained in this Prospectus/Information Statement. You should read the more complete information in the rest of this Prospectus/Information Statement, including the Acquiring Fund’s Prospectus (enclosed) and the Plan (which has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Information Statement is a part).

Why am I receiving a combined Prospectus/Information Statement?

You are receiving a combined Prospectus/Information Statement because you own shares of the Target Fund. It is proposed that the Target Fund, which is currently operated as a mutual fund, will be converted into an ETF through the Reorganization with and into the Acquiring Fund. The Acquiring Fund is a newly organized series of the ETF Trust and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and will not commence operations until the closing date of the Reorganization.

The Reorganization will be accomplished in accordance with the Plan between the MetWest Trust, on behalf of the Target Fund, the ETF Trust, on behalf of the Acquiring Fund, and the Acquiring Fund Adviser (solely with respect to Section 9.2 of the Plan). Among other things, the Plan provides for: (1) the acquisition of the assets and the assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund (“Acquiring Fund Shares”); (2) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Target Fund; and (3) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan.

In accordance with the MetWest Trust’s organizational documents and applicable Delaware state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”)), the Reorganization can be effected without the approval of shareholders of the Target Fund. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy.

What are some features of ETFs that differ from mutual funds?

The following are some unique features of ETFs that differ from mutual funds:

■	Sales of ETF Shares on an Exchange throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated net asset value (“NAV”) per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the then-current pro rata value of the ETF’s net assets and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

■	Sales only through a Broker. While a mutual fund’s shares may be directly purchased or redeemed from the fund at NAV, individual shares of ETFs, like the Acquiring Fund, may only be purchased and sold on a stock exchange through a broker at market prices. Shares of the Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in large blocks of shares (“Creation Units”), and only an authorized participant (“Authorized Participant”) may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund may be purchased and sold through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of the Acquiring Fund’s net assets. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

■	Transparency. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings (typically quarterly on a 60-day lag). The Acquiring Fund will be a transparent ETF that operates with full transparency for its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be available on the Acquiring Fund’s website at https://etf.tcw.com/.

■	Potential Tax Efficiency. In a mutual fund, when portfolio securities are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, ETFs may be better able to create and redeem their shares in kind. ETFs typically do not recognize capital gains on in-kind distributions in redemption of their shares, which may enable them to distribute appreciated securities to redeeming shareholders without recognizing gain on those securities. Thus, an ETF’s in-kind redemptions generally do not result in taxable distributions for its non-redeeming shareholders. Instead, non-redeeming ETF shareholders in an ETF that creates and redeems its shares in kind may recognize capital gains with respect to their ETF shares when they sell their ETF shares. The Acquiring Fund will issue and redeem shares at NAV only with Authorized Participants and only in Creation Units. Creation Units are issued and redeemed for cash and/or in-kind for securities. Creation Unit transactions may be conducted in exchange for cash only, which may cause the Acquiring Fund to recognize capital gains and to pay out higher annual capital gain distributions to shareholders than if such transactions had been conducted in-kind. The Acquiring Fund is currently able to create and redeem shares only in cash, although this may change in the future. Accordingly, the Acquiring Fund does not expect to recognize tax efficiency from in-kind redemptions in the near term, and no assurance can be given as to when, if ever, the Acquiring Fund will be able to recognize such tax efficiencies.

■	Single Share Class. A mutual fund, like the Target Fund, may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Fund does not issue multiple classes of shares.

In addition, the Acquiring Fund is subject to certain risks unique to operating as an ETF. For more information, see “Are there any differences in risks between the Target Fund and the Acquiring Fund?” below.

Have the Target Fund’s Board and the Acquiring Fund’s Board approved the Reorganization?

Yes, the Board of Trustees of each of the MetWest Trust and the ETF Trust (the “Board”) approved the Reorganization because it believes that it is in the best interests of the Target Fund and the Acquiring Fund. At a meeting held on March 16, 2026, the Board carefully reviewed the terms of the Reorganization and unanimously approved the Plan. For the reasons set forth in the “REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS” section of this Prospectus/Information Statement, the Board, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), of the MetWest Trust and the ETF Trust, have determined that participation in the Reorganization is in the best interests of the Target Fund and the Acquiring Fund. The Board also concluded that no dilution in value would result to the shareholders of the Target Fund or the shareholders of the Acquiring Fund as a result of the Reorganization.

What will happen if the Reorganization occurs?

If the closing conditions of the Reorganization under the Plan are satisfied or waived, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about June 8, 2026 and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with an equivalent aggregate NAV of the Acquiring Fund.

In particular, the Plan provides that (1) the assets of the Target Fund will be acquired by the Acquiring Fund and the liabilities of the Target Fund will be assumed by the Acquiring Fund in exchange for Acquiring Fund Shares of equal value to the net assets of the Target Fund being acquired; and (2) the Acquiring Fund Shares received by the Target Fund in the exchange will then be distributed pro rata to shareholders of the Target Fund. After the Acquiring Fund Shares are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated. The Plan also provides that Class M shares of the Target Fund will be converted into Class I shares with the same aggregate NAV (without a contingent deferred sales charge (“CDSC”) or other charge) prior to the Reorganization. Following such conversion but prior to the closing of the Reorganization, the Target Fund shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s transfer agent.

How will the Reorganization affect me as a shareholder?

If the Reorganization is completed, you will cease to be a shareholder of the Target Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the closing date of the Reorganization. If you hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF on the closing date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. If you do not hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the closing date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of your Target Fund shares. Such liquidation generally will be a taxable event for shareholders who hold Target Fund shares in a taxable account. For more information about the brokerage account needed to hold shares of the Acquiring Fund, see “What do I need to do to prepare for the Reorganization?” below. Shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. Such redemption will result in a cash payment, which will be a taxable sale of shares for shareholders who hold fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of the redemption of fractional shares.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on the NYSE Arca, Inc. (“NYSE Arca”), other national securities exchanges, electronic crossing networks and other alternative trading systems. Should a former Target Fund shareholder decide to purchase or sell shares in the Acquiring Fund after the Reorganization, the shareholder will need to place a trade through a broker who will execute the trade on an exchange at prevailing market prices. Because Acquiring Fund Shares trade at market prices rather than at NAV, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of the Acquiring Fund’s net assets. As with all ETFs, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, it is the ETF Trust’s understanding that the brokerage account statements that Acquiring Fund shareholders will receive from financial intermediaries following the Reorganization will provide information on the market price of the Acquiring Fund’s shares and not the NAV per share of the Acquiring Fund as would be the case for a mutual fund.

Will the Reorganization affect the way my investments are managed?

The Acquiring Fund and Target Fund are managed using the same investment objective and similar investment policies.

While the Target Fund invests at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Target Fund Adviser (defined below) believes satisfy its proprietary screening criteria that identify securities with one or more positive, social or sustainable factors, the Acquiring Fund will invest, under normal circumstances, at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments without reference to such screening criteria. Therefore, while the Target Fund focuses on investments in the sustainable securitized part of the securitized sector, the Acquiring Fund will have a broader focus across sustainable and non-sustainable securitized bonds.

The Acquiring Fund is expected to dynamically allocate across multiple securitized sub-sectors, including agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), and collateralized loan obligations (“CLOs”). Relative to the Target Fund, the Acquiring Fund is expected to reduce agency mortgage-backed securities (“MBS”) exposure and increase ABS and CLO exposure to enhance income, diversification, and liquidity management, while still maintaining a diversified securitized profile. The Acquiring Fund Adviser (defined below) expects allocations will shift opportunistically based on relative value and market conditions.

With respect to credit quality, the Target Fund is required to invest, under normal circumstances, at least 80% of its net assets in securities rated investment grade or unrated securities determined by the Target Fund Adviser to be of comparable quality and may invest up to 20% of its assets in below investment grade bonds (“junk bonds”) and up to 15% of its total assets in ABS and mortgage-related securities rated below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by the Target Fund Adviser to be of comparable quality. By contrast, the Acquiring Fund may invest across the credit quality spectrum without specified minimum or maximum allocations to investment grade or below investment grade securities.

With respect to duration, under normal circumstances, the Target Fund maintains a portfolio duration of two to eight years and a dollar-weighted average maturity range of two to fifteen years, but the Acquiring Fund is expected to maintain a low-to-moderate duration profile (approximately 1-3 years), broadly in line with diversified securities ETF peers, and the Acquiring Fund’s duration will be actively managed and may move modestly around the ETF’s secondary benchmark, ICE BofA Low Duration U.S. ABS & CMBS Equal Par Index, depending on market opportunities. The Acquiring Fund is not limited with respect to portfolio duration or maturity.

Finally, with respect to geographic exposure, the Target Fund may allocate up to 20% of its total assets to foreign issues denominated in U.S. dollars or foreign currencies and up to 10% of its total assets in emerging markets and instruments that are economically tied to emerging market countries. The Acquiring Fund is not subject to a corresponding limit on its investments in foreign issues or emerging market assets.

For more information with respect to each Fund’s investment strategies, see the section titled: “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment objectives, policies and strategies of the Funds?”

TCW Investment Management Company LLC (the “Acquiring Fund Adviser”) is the investment adviser to the Acquiring Fund. Metropolitan West Asset Management, LLC (the “Target Fund Adviser”) is the investment adviser to the Target Fund. The Acquiring Fund Adviser and the Target Fund Adviser are under the common control of The TCW Group, Inc. The same individuals responsible for the day-to-day portfolio management of the Target Fund as of the date of the combined Prospectus/Information Statement will be responsible for the day-to-day portfolio management of the Acquiring Fund, except that Bryan Whalen will be an additional member of the Acquiring Fund’s portfolio management team.

For a more complete discussion, see the section titled: “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment objectives, policies and strategies of the Funds?” and “How do the principal investment risks of the Funds compare?” and “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

Are there any differences in risks between the Target Fund and the Acquiring Fund?

Many of the risks associated with owning shares of the Acquiring Fund are similar to the risks associated with owning shares of the Target Fund. However, there are certain differences in these risks, including the risks associated with the Acquiring Fund’s organization as an ETF.

For a more complete discussion of the risks of the Target Fund and the Acquiring Fund, see the section titled: “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?” The risks of the Acquiring Fund are presented in Exhibit A.

Will the total expenses of the Acquiring Fund be lower than the total expenses of the Target Fund?

Yes. The Acquiring Fund employs a unitary fee structure pursuant to which the Acquiring Fund Adviser bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund are expected to be lower than those of each share class of the Target Fund. Notwithstanding that the contractual management fee rate for the Acquiring Fund is the same as the contractual advisory fee rate of the Target Fund, the Acquiring Fund’s unitary management fee includes substantially all operating expenses of the Acquiring Fund, while the Target Fund’s contractual advisory fee does not.

For a more detailed comparison of the Funds’ fees and expenses, see the section titled “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fee rates?” and “What are the fees and expenses of each Fund and what might they be after the Reorganization?”

Who will pay the costs in connection with the Reorganization?

The Acquiring Fund Adviser will bear all of the expenses relating to the Reorganization, except that (i) the Target Fund will bear the expenses of legal counsel to the Target Fund and legal counsel to the Trustees of the Target Fund who are not “interested persons” of the Target Fund as defined in the 1940 Act, and (ii) the Target Fund will bear any transaction costs incurred by the Target Fund related to the disposition and acquisition of assets as part of the Reorganization. The Target Fund is expected to bear approximately $40,000 (0.17% of the net assets of the Target Fund) of such costs in connection with the Reorganization. The Acquiring Fund Adviser will bear the other costs of the Reorganization whether or not the Reorganization is consummated.

What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders. However, immediately prior to the Reorganization, most shareholders will receive cash compensation for fractional shares of the Target Fund that they hold. In addition, shareholders who do not hold their Target Fund shares in a brokerage account that can hold shares of an ETF and who do not transfer their shares to a brokerage account that can hold shares of an ETF on the closing date of the Reorganization will receive a cash payment in liquidation of the Acquiring Fund shares they are entitled to receive as part of the Reorganization. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

Prior to the closing of the Reorganization, the Target Fund expects to declare and pay a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will generally be taxable to shareholders that hold their shares in a taxable account. Such distributions may include distributions taxable as ordinary income or as long-term capital gains.

As a condition of the closing of the Reorganization and assuming the parties comply with the terms of the Plan, the MetWest Trust and the ETF Trust will receive an opinion of counsel regarding the U.S. federal income tax consequences of the Reorganization. Shareholders should consult their tax advisers about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Prospectus/Information Statement relates only to the U.S. federal income tax consequences of the Reorganization. For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

What is the anticipated timing of the Reorganization?

The Reorganization is currently expected to be completed on or about June 8, 2026.

What do I need to do to prepare for the Reorganization?

It is important for you to determine whether you hold your shares of the Target Fund in the type of account that can accommodate the ETF shares that will be received in the Reorganization. The following account types cannot hold shares of ETFs:

●	Fund Direct Accounts. If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent, you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of your Target Fund shares.

●	Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of your Target Fund shares.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the information below for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

How do I transfer my Target Fund shares from a fund direct account to a brokerage account that will accept Acquiring Fund shares?

Transferring your shares from the Target Fund’s transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to the broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to hold ETF shares. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account prior to the consummation of the Reorganization if you wish to transact in shares of the Acquiring Fund.

We suggest you provide your broker with a copy of the quarterly statement from the Target Fund. The broker will require your account number with the Target Fund, which can be found on your statement. The broker will help you complete a form to initiate the transfer. Once you sign that form, the broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account.

The sooner you initiate the transfer, the better.

How do I transfer my Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that will accept Acquiring Fund Shares?

The broker where you hold Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

You can contact your financial advisor or other financial intermediary for further information. You also may contact the Target Fund Adviser at (213) 244-0000.

What will happen if I don’t have a brokerage account that can hold ETF shares at the time of the Reorganization?

If your shares are held in an account that cannot accept ETF shares at the time of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of your Target Fund shares. If you think you don’t have a brokerage account that can accept the Acquiring Fund Shares you receive in the Reorganization, you may contact the Target Fund Adviser by calling (213) 244-0000. For more information about the brokerage account needed to hold shares of the Acquiring Fund, see “What do I need to do to prepare for the Reorganization?” above.

Are there other circumstances where a Target Fund shareholder will not be able to hold ETF shares?

Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem the Target Fund’s shares prior to the Reorganization.

What if I don’t want to hold ETF shares?

If you do not want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund or you may exchange those shares for shares of another eligible mutual fund managed by the Target Fund Adviser prior to the Reorganization. If a Target Fund shareholder redeems his or her shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them. Shareholders of the Target Fund may exchange their Target Fund shares for shares of the same class of any mutual fund, other than the Target Fund, that is managed by the Target Fund Adviser generally without paying any additional sales charges, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and the shareholder is eligible to invest in such shares. Such an exchange of shares for shares in another fund will generally result in the recognition of taxable gain or loss for shareholders holding shares in a taxable account. As an ETF, the Acquiring Fund does not provide for the exchange of shares.

Whom do I contact for further information?

You can contact your financial adviser or other financial intermediary for further information. You also may contact the Target Fund Adviser at (213) 244-0000.

THE REORGANIZATION: TCW METWEST Sustainable securitized FUND INTO TCW securitized income ETF

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies and strategies of the Funds?

The Target Fund operates as a mutual fund, offering shares that are redeemable on each business day and daily liquidity. The Acquiring Fund operates as an ETF. As an ETF, the Acquiring Fund offers shares that are bought and sold on a national securities exchange, which gives investors the ability to buy their shares throughout the day at the current market price (which may be at a premium or discount to NAV).

The Target Fund and the Acquiring Fund have the same investment objective. Each Fund’s investment objective is to seek to maximize current income and achieve long-term total return. Each Fund’s investment objective may be changed by the Board without shareholder approval.

The Target Fund and the Acquiring Fund have similar investment strategies. While the Target Fund invests at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Target Fund Adviser (defined below) believes satisfy its proprietary screening criteria that identify securities with one or more positive, social or sustainable factors, the Acquiring Fund will invest, under normal circumstances, at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments without reference to such screening criteria. Therefore, while the Target Fund focuses on investments in the sustainable securitized part of the securitized sector, the Acquiring Fund will have a broader focus across sustainable and non-sustainable securitized bonds. Although the Acquiring Fund is not required to consider the positive, social or sustainable factors of its portfolio securities, the Acquiring Fund may evaluate sustainable attributes and risk factors as part of its investment analysis (alongside traditional financial metrics) and informed decision making with the goal of improving risk-adjusted returns.

The Acquiring Fund is expected to dynamically allocate across multiple securitized sub-sectors, including agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), and collateralized loan obligations (“CLOs”). Relative to the Target Fund, the Acquiring Fund is expected to reduce agency mortgage-backed securities (“MBS”) exposure and increase ABS and CLO exposure to enhance income, diversification, and liquidity management, while still maintaining a diversified securitized profile. The Acquiring Fund Adviser (defined below) expects allocations will shift opportunistically based on relative value and market conditions.

With respect to credit quality, the Target Fund is required to invest, under normal circumstances, at least 80% of its net assets in securities rated investment grade or unrated securities determined by the Target Fund Adviser to be of comparable quality and may invest up to 20% of its assets in below investment grade bonds (“junk bonds”) and up to 15% of its total assets in ABS and mortgage-related securities rated below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by the Target Fund Adviser to be of comparable quality. By contrast, the Acquiring Fund may invest across the credit quality spectrum without specified minimum or maximum allocations to investment grade or below investment grade securities.

With respect to duration, under normal circumstances, the Target Fund maintains a portfolio duration of two to eight years and a dollar-weighted average maturity range of two to fifteen years, but the Acquiring Fund is expected to maintain a low-to-moderate duration profile (approximately 1-3 years), broadly in line with diversified securities ETF peers, and the Acquiring Fund’s duration will be actively managed and may move modestly around the ETF’s secondary benchmark, ICE BofA Low Duration U.S. ABS & CMBS Equal Par Index, depending on market opportunities. The Acquiring Fund does not specify a target portfolio duration or maturity range.

Finally, with respect to geographic exposure, the Target Fund may allocate up to 20% of its total assets to foreign issues denominated in U.S. dollars or foreign currencies and up to 10% of its total assets in emerging markets and instruments that are economically tied to emerging market countries. The Acquiring Fund does not have a corresponding limit on the portion of its net assets invested in foreign issues or emerging market assets.

The Acquiring Fund Adviser does not expect that the differences discussed above will result in any significant changes to the management of the Acquiring Fund.

Investment Strategies

The principal investment strategies of each Fund are as follows:

Target Fund	Acquiring Fund

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Adviser believes satisfy its proprietary screening criteria that identify securities with one or more positive environmental, social or sustainable factors. The Fund will invest in securities issued by securitized vehicles including but not limited to residential mortgage-backed securities, commercial mortgage-backed securities, other asset backed securities, real estate related debt, mortgage pass-through securities, as well as floating, variable and fixed-rate securities. The Fund will invest in securities that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities and those issued by non-governmental entities, as well as unguaranteed securities issued by private entities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities rated investment grade or unrated securities determined by the Adviser to be of comparable quality. The Fund may also invest up to 20% of its assets in below investment grade bonds (“junk bonds”), which are bonds rated below BBB- by Fitch Ratings, Inc. (“Fitch”), below BBB- by S&P Global Ratings (“S&P”) and below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, bonds deemed by the Fund’s investment advisor to be of comparable quality. The Fund may invest up to 15% of its total assets (measured at the time of investment) in asset-backed and mortgage-related securities rated below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality.

In determining whether to buy or sell investments, the portfolio management team evaluates each investment idea based on, among other factors, the team’s view of its current income potential, risk level, capital appreciation potential, and how it fits within the Fund’s overall portfolio. The allocation of capital to sectors and securities is driven primarily by the Adviser’s assessment of relative value offered by each sector and security, respectively, with additional screening to determine whether securities meet the portfolio manager’s criteria to invest in securities with one or more positive environmental, social, or sustainable attributes.

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund invests, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued by securitized vehicles and similar instruments.

The Fund portfolio investments may include bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non-U.S. money market securities, swaps (including credit default swaps) and other derivatives (including futures, options and forward contracts), private placements, defaulted debt securities and Rule 144A Securities, including those deemed sustainable or that have sustainable characteristics. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.

In determining whether to buy or sell investments, the portfolio management team evaluates each investment idea based on, among other factors, the team’s view of its current income potential, risk level, capital appreciation potential, and how it fits within the Fund’s overall portfolio. The allocation of capital to sectors and securities within each sector in the Fund is driven primarily by the Adviser’s assessment of relative value offered by each sector and security, respectively.

The Fund will invest in securities rated investment grade or unrated securities determined by the Adviser to be of comparable quality. The Fund may also invest in below investment grade bonds (“junk bonds”), which are bonds rated below BBB‑ by Fitch Ratings, Inc. (“Fitch”), below BBB‑ by S&P Global Ratings(“S&P”) and below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, bonds deemed by the Fund’s investment advisor to be of comparable quality.

In determining whether to buy or sell investments, the portfolio management team evaluates each investment idea based on, among other factors, the team’s view of its current income potential, risk level, capital appreciation potential, and how it fits within the Fund’s overall portfolio. The allocation of capital to sectors and securities is driven primarily by the Adviser’s assessment of relative value offered by each sector and security, respectively.

Target Fund	Acquiring Fund

In implementing its sustainable investment strategy, the Adviser evaluates potential investments based on a number of factors, including, but not limited to: support for affordable housing and community development, especially serving low- and moderate-income individuals and communities; mortgage-backed securities that support energy efficiency and broader “green” initiatives; certain non-mortgage related asset-backed securities, such as collateralized loan obligations with ESG-related exclusionary criteria; and commercial and consumer secured and unsecured debt related to sustainable initiatives, such as solar facilities. Governance review includes, but is not limited to, lending programs, borrower education and disclosure, origination policies, servicing practices, and securitization deal structure. The Adviser uses a combination of proprietary research, third-party data, and engagement with issuers, originators, industry standard setters, and others to assess the sustainable criteria of the assets and to understand the importance of these factors to an investment’s performance. Not all of these sources may be used in every instance. Evaluating sustainable attributes and risk factors is part of the investment analysis (alongside traditional financial metrics) and informed investment decision making with the goal of improving risk-adjusted returns, consistent with the Fund’s investment objective.

The Fund’s investments are not limited to securities labeled “sustainable” or “ESG.” An investment’s satisfaction of the Adviser’s criteria described above is based on the Adviser’s proprietary analysis and not that of a third party. The Fund may invest up to 20% of its net assets in securities that the Adviser does not consider to be sustainable investments. Securities or other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) another security or instrument may offer a better investment opportunity, (ii) there has been a deterioration in the credit fundamentals of an issuer, (iii) an individual security or instrument has reached its sell target, (iv) the portfolio should be rebalanced for diversification or portfolio weighting purposes, or (v) the security no longer meets the Adviser’s sustainable criteria.

Under normal circumstances, the Fund’s portfolio duration is two to eight years and the Fund’s dollar-weighted average maturity ranges from two to fifteen years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates.

Evaluating sustainable attributes and risk factors is part of the investment analysis (alongside traditional financial metrics) and informed investment decision making with the goal of improving risk-adjusted returns, consistent with the Fund’s investment objective.

Target Fund	Acquiring Fund

The Fund invests in the U.S. and international securitized markets, including securities denominated in foreign currencies. The Fund has the flexibility to allocate up to 20% of its total assets to securities of foreign issues denominated in U.S. dollars or foreign currencies. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances. Up to 10% of the Fund’s total assets may be invested in emerging markets and instruments that are economically tied to emerging market countries.

The Fund may normally borrow or sell securities short each up to 33 1/3% of the value of its total assets.

Further information about the Target Fund’s investment objectives and strategies is contained in the Prospectus and Statement of Additional Information of the Target Fund, which are on file with the SEC.

Investment Policies and Restrictions

The fundamental investment policies of the Target Fund and the Acquiring Fund are identical and the non-fundamental investment policies of the Target Fund and the Acquiring Fund are similar. The Funds’ fundamental investment policies and non-fundamental policies are set forth in Exhibit B. After the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. Fundamental investment policies may not be changed without shareholder approval. Non-fundamental policies may be changed without shareholder approval.

How do the principal investment risks of the Funds compare?

Many of the risks associated with an investment in the Target Fund and the Acquiring Fund are similar, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure. There are other important differences between the principal risks of the Target Fund and the Acquiring Fund identified in the chart below. In addition, while there are certain differences between the Acquiring Fund’s and the Target Fund’s risk disclosure, the Adviser does not expect the differences in the disclosure or description of such risks to result in or reflect any material differences in how the Acquiring Fund will be managed relative to how the Target Fund is currently managed. For example, the Target Fund and the Acquiring Fund may use different terminology to describe the risks applicable to such Fund’s principal investment strategies and the differences may reflect a clarification of the risks associated with an investment in the Acquiring Fund.

The following chart identifies the principal risks associated with each Fund. Each of the principal risks of the Acquiring Fund appears in Exhibit A.

Principal Risks	Target Fund	Acquiring Fund
Asset-Backed Securities Risk	X	X
Below Investment Grade Mortgage-Backed Securities Risk	X	X
Counterparty Risk	X	X
Credit Risk	X	X
Cybersecurity Risk	X	X

Principal Risks	Target Fund	Acquiring Fund
Debt Securities Risk	X	X
Derivatives Risk	X	X
Distressed and Defaulted Securities Risk	X	X
ESG Factor Risk	X	X
ETF Structure Risks		X
Extension Risk	X	X
Foreign Securities Risk	X	X
Frequent Trading Risk	X	X
Futures Contracts Risk	X	X
Inflation Risk	X	X
Interest Rate Risk	X	X
Issuer Risk	X	X
Junk Bond Risk	X	X
Large Shareholder Purchase and Redemption Risk	X	X
Leverage Risk	X	X
Liquidity Risk	X	X
Market Risk	X	X
Mortgage-Backed Securities Risk	X	X
Portfolio Management Risk	X	X
Prepayment Risk	X	X
Price Volatility Risk	X	X
Securities Selection Risk	X	X
Sustainable Investing Strategy Risk	X	X
Swap Agreements Risk	X	X
Unrated Securities Risk	X	X
U.S. Government Securities Risk	X	X
U.S. Trade Policy Risk	X	X
U.S. Treasury Obligations Risk	X	X
Valuation Risk	X	X

Who manages the Funds?

The Target Fund is a series of the MetWest Trust. The Acquiring Fund is a series of the ETF Trust. The MetWest Trust and the ETF Trust are governed by a Board of Trustees, which is responsible for overseeing all business activities of the Funds.

Investment Advisers of the Funds. TCW Investment Management Company LLC, the Acquiring Fund’s investment adviser, is headquartered at 515 South Flower Street, Los Angeles, CA 90071. Metropolitan West Asset Management, LLC, the Target Fund’s investment adviser, is located at 515 South Flower Street, Los Angeles, CA 90071. The Advisers are under the common control of The TCW Group, Inc. Each Adviser is registered with the SEC as an investment adviser under the 1940 Act.

As of December 31, 2025, the Target Fund Adviser had approximately $35.1 billion in assets under management or committed to management. As of December 31, 2025, the Acquiring Fund Adviser had approximately $17.9 billion in assets under management or committed to management.

Portfolio Management. The same individuals responsible for the day-to-day portfolio management of the Target Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund, except that Bryan Whalen will be an additional member of the Acquiring Fund’s portfolio management team.

Elizabeth (Liza) Crawford, Palak Pathak, CFA, Peter Van Gelderen, and Bryan Whalen are jointly and primarily responsible for the day-to-day management of each of the Target Fund and the Acquiring Fund. Ms. Crawford, Ms. Pathak, Mr. Van Gelderen, and Mr. Whalen have each been a portfolio manager of the Acquiring Fund since the Acquiring Fund’s inception. Ms. Crawford and Ms. Pathak have each been a portfolio manager of the Target Fund since the Target Fund’s inception. Mr. Van Gelderen was a portfolio manager of the Target Fund since 2023.

The Statement of Additional Information for the Target Fund dated July 29, 2025, as supplemented (the “Target Fund SAI”) and the Statement of Additional Information for the Acquiring Fund dated May 31, 2026 (the “Acquiring Fund SAI”), provide additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities in the Funds. For information on how to obtain a copy of the Target Fund SAI and the Acquiring Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fee rates?

The MetWest Trust, on behalf of the Target Fund, and the Target Fund Adviser have entered into an Investment Management Agreement, as amended, under the terms of which the Target Fund pays a monthly management fee to the Target Fund Adviser for investment advisory services based on the average daily net assets of the Target Fund, at the annual rate of 0.40%.

For its investment advisory services to the Acquiring Fund, the Acquiring Fund Adviser will be paid a management fee from the Acquiring Fund based on a percentage of the Acquiring Fund’s average daily net assets, at the annual rate of 0.40%. Pursuant to the Investment Advisory Agreement between the Acquiring Fund Adviser and the ETF Trust (entered into on behalf of the Acquiring Fund), the Acquiring Fund Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the ETF Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to the Acquiring Fund Adviser hereunder; and (v) litigation expenses (including fees and expenses of counsel retained by or on behalf of the ETF Trust or the Acquiring Fund) and any fees, costs or expenses payable by the ETF Trust or the Acquiring Fund pursuant to indemnification obligations to which the ETF Trust or the Acquiring Fund may be subject (pursuant to contract or otherwise); and (vi) any extraordinary expenses, as determined by a majority of the Independent Trustees.

The Acquiring Fund employs a unitary fee structure pursuant to which the Acquiring Fund Adviser bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund are expected to be lower than those of each share class of the Target Fund. Notwithstanding that the contractual management fee rate for the Acquiring Fund is the same as the contractual advisory fee rate of the Target Fund, the Acquiring Fund’s unitary management fee includes substantially all operating expenses of the Acquiring Fund, while the Target Fund’s contractual advisory fee does not.

For the fiscal year ended March 31, 2025, after waivers and expense reimbursements, $0 was required to be paid by the Target Fund to the Target Fund Adviser for the Target Fund Adviser’s investment advisory and management services provided. Because the Acquiring Fund has not yet commenced operations, no management fees have been paid to the Acquiring Fund Adviser.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The tables show the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of March 31, 2025, as if the Reorganization had taken place on April 1, 2024. The fee tables do not reflect the costs associated with the Reorganization. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

As shown below, the Reorganization is expected to result in lower total annual operating expenses for shareholders of the Target Fund.

Target Fund Shareholders will not pay any sales load, CDSC, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Reorganization.

Shareholder Fees (fees paid directly from your investment)

Target Fund – None.

Acquiring Fund (pro forma) – None.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Target Fund – Class I	Target Fund – Class M	Acquiring[1] Fund (pro forma)
Management Fees	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.00%
Other Expenses	2.13%	1.88%	0.00%[2]
Total Annual Fund Operating Expenses	2.53%	2.53%	0.40%
Fee Waiver and/or Expense Reimbursement	(2.04)%[3]	(1.83)%[3]	N/A
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	0.49%	0.70%	0.40%

[1]	The investment advisory agreement between the ETF Trust and the Acquiring Fund Adviser provides that the Acquiring Fund Adviser will pay all operating expenses of the Acquiring Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
[2]	Estimated for the current fiscal year.
[3]	The Target Fund Adviser has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Target Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, swap interest expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), to the net expenses shown in the table for the applicable class. The Target Fund Adviser may recoup reduced fees and expenses only within three years of the waiver or reimbursement, provided that the recoupment does not cause the Target Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2026. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Target Fund Adviser.

Example

These examples are intended to help you compare the cost of investing in the Target Fund’s Class I and Class M shares with the cost of investing in Acquiring Fund Shares, both before and after the Reorganization. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Funds’ operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
TCW MetWest Sustainable Securitized Fund – Class I	$50	$592	$1,161	$2,711
TCW MetWest Sustainable Securitized Fund – Class M	$72	$612	$1,180	$2,727
Pro Forma – TCW Securitized Income ETF (assuming the Reorganization is completed)	$41	$129	$227	$516

How do the performance records of the Funds compare?

The Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire substantially all of the assets and assume the liabilities of the Target Fund and continue the business of the Target Fund, except that the Acquiring Fund will operate as an ETF instead of a mutual fund. The Acquiring Fund will have no performance history prior to the Reorganization.

The Target Fund will be the “accounting survivor” after the Reorganization. This means that the Acquiring Fund will adopt the historical accounting records and performance of Class I Shares of the Target Fund. The Target Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future.

The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s Class I shares’ performance from year-to-year and by showing how the Target Fund’s average annual returns for the past one-year and since inception periods compare with those of a broad-based securities market index and a secondary benchmark index. The Acquiring Fund will use the Bloomberg U.S. Aggregate Bond Index as its primary benchmark, which is the same primary benchmark that the Target Fund uses. The Acquiring Fund will use the ICE BofA Low Duration U.S. ABS & CMBS Equal Par Index as its secondary benchmark. The Target Fund’s secondary benchmark is the Bloomberg U.S. Mortgage-Backed Securities Index.

The performance of the other classes, which is shown in the table below, will differ because the classes pay potentially lower expenses. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns
For Class I shares

Highest/Lowest quarterly results during this period were:

Highest	8.57%	(quarter ended 12/31/2023)
Lowest	-5.54%	(quarter ended 3/31/2022)

Average Annual Total Returns (for the period ended December 31, 2025)

Share Class	1 Year	Since Inception
Class I – Before Taxes	8.53%	1.62%
Class I – After Taxes on Distributions	6.36%	-0.26%
Class I – After Taxes on Distributions and Sale of Fund Shares	5.00%	0.39%[1]
Class M – Before Taxes	8.30%	1.50%
Bloomberg U.S. Aggregate Bond Index	7.30%	4.02%
Bloomberg U.S. Mortgage-Backed Securities (MBS) Index	8.58%	0.33%

[1]	The “After Taxes on Distributions and Sale of Shares” return is higher than the “After Taxes on Distributions” return because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.

The Target Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at https://www.tcw.com/ or by calling the Funds at (213) 244-0000.

How do the Funds’ portfolio turnover rates compare?

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund.

During the fiscal year ended March 31, 2025, Target Fund’s portfolio turnover rate was 333% of the average value of its portfolio.

Where can I find more financial and performance information about the Target Fund?

Attached as Exhibit C below are the financial highlights tables of the Target Fund. Additional information is available in the Target Fund’s Prospectus, Statement of Additional Information, and the most recent annual and semi-annual shareholder reports, as applicable. Because the Acquiring Fund has not yet commenced operations, shareholder reports for the Acquiring Fund are not available.

The Target Fund’s Prospectus is incorporated herein by reference and is legally deemed to be part of this combined Prospectus/Information Statement. The Target Fund’s Statement of Additional Information is also incorporated herein by reference.

The Acquiring Fund’s Statement of Additional Information is provided in Part B to this Prospectus/Information Statement and is legally deemed to be part of this combined Prospectus/Information Statement.

Each of these documents has been filed with the SEC and is available, free of charge, by (i) calling toll-free at (800) 241-4671 (Target Fund) or (866) 364-1383 (Acquiring Fund), (ii) accessing the documents at the Funds’ website at https://tcw.com, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

COMPARISON OF OTHER KEY FEATURES OF THE FUNDS

What are the purchase and sale procedures of the Target Fund and Acquiring Fund?

The Target Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below.

Target Fund

Shares of the Target Fund are sold without a sales charge. Your price for the Target Fund’s shares is the Target Fund’s NAV which is calculated as of the close of trading on the New York Stock Exchange LLC (“NYSE”) (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier) every day the NYSE is open for trading. For more information, see the “How to Purchase Shares” section of the Target Fund’s Prospectus. Initial and subsequent investments in Target Fund shares are subject to investment minimums, as set forth in the “How to Purchase Shares” section of the Target Fund’s Prospectus.

Shares of the Target Fund will be sold at the next NAV calculated after an order is accepted by the Target Fund’s transfer agent or other agent of the Target Fund. Target Fund shareholders may exchange Class I and Class M shares of the Target Fund into the same Class of another fund in the MetWest Trust, provided that the investment meets the minimum initial investment and any other requirements of the same Class of the other fund, the shares may legally be sold in the shareholder’s state of residence and the fund is open to new investors.

Further information about conversion of shares between classes of the Target Fund may be found in the Target Fund’s Statement of Additional Information.

Acquiring Fund

Shares of the Acquiring Fund are also sold without a sales charge. Because the Acquiring Fund is an ETF, however, it issues and redeems shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Only authorized participants (“Authorized Participants”) may engage in purchase or redemption transactions directly with the Acquiring Fund. The NAV of Acquiring Fund Shares, similar to the NAV of Target Fund shares, is determined at the close of regular trading on the NYSE Arca (normally 4:00 p.m. Eastern Time) on each day the NYSE Arca is open. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of the Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of the Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Shares of the TCW Securitized Income ETF are listed for trading on the NYSE Arca. Acquiring Fund Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares at their market price, and shares typically trade in blocks smaller than a Creation Unit. There is no minimum investment required. Acquiring Fund Shares may only be purchased and sold on the secondary market when the NYSE Arca is open for trading.

When buying or selling Acquiring Fund Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Authorized Participants may acquire Acquiring Fund Shares directly from the Acquiring Fund, and Authorized Participants may tender their Acquiring Fund Shares for redemption directly to the Acquiring Fund, at NAV per share only in large blocks, or Creation Units. Purchases and redemptions directly with the Acquiring Fund must follow the Acquiring Fund’s procedures, which are described in the Acquiring Fund’s Statement of Additional Information. The Acquiring Fund does not have exchange privileges. Additional information and specific instructions explaining how to buy shares of the Acquiring Fund are outlined in the Acquiring Fund’s Prospectus under the heading “Purchase and Sale of Fund Shares” and “How to Buy and Sell Shares.”

What are the distribution arrangements for the Target Fund and Acquiring Fund?

Target Fund

TCW Funds Distributors LLC (the “Target Fund Distributor”) serves as the non-exclusive distributor of each class of the Target Fund’s shares pursuant to a Distribution Agreement (the “Target Fund Distribution Agreement”) with the MetWest Trust, which is subject to annual approval by the Board. Shares of the Target Fund are offered and sold on a continuous basis. The Target Fund Distribution Agreement is terminable without penalty with 60 days’ notice, by the Board, by vote of holders of a majority of the MetWest Trust’s shares or by the Target Fund Distributor. The Target Fund Distributor receives no compensation from the Target Fund for distribution of the Fund’s shares except payments pursuant to the MetWest Trust’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) as described below. The Target Fund Distributor is under common ownership with the Target Fund Adviser.

The Target Fund offers two classes of shares: Institutional “I” Class and Investor “M” Class. The MetWest Trust has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (the “Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of the Target Fund represent an equal pro rata interest in such Target Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, subject to certain exceptions set forth in the Target Fund’s Statement of Additional Information.

The MetWest Trust has adopted the Distribution Plan with respect to the Class M shares of the Target Fund. Under the terms of the Distribution Plan, the Target Fund compensates the Target Fund Distributor at a rate equal to 0.25% of the average daily net assets of the Target Fund attributable to its Class M shares for distribution and related services, regardless of the distribution related expenses the Target Fund Distributor incurs. The Target Fund Distributor makes payments to financial intermediaries under various dealer agreements for distribution and related services, as described in the Target Fund’s Statement of Additional Information. Because these fees are paid out of the Target Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investor’s investment and may cost such investor more than paying other sales charges. The Distribution Plan is intended to facilitate the sale of Class M shares.

Acquiring Fund

Foreside Financial Services, LLC (the “Acquiring Fund Distributor”) or its agent distributes Creation Units for the Acquiring Fund on an agency basis. The Acquiring Fund Distributor does not maintain a secondary market in shares of the Acquiring Fund.

The ETF Trust has entered into a Distribution Agreement with the Acquiring Fund Distributor (“Acquiring Fund Distribution Agreement”), under which the Acquiring Fund Distributor, as agent, reviews and approves orders by authorized participants to create and redeem Acquiring Fund shares in Creation Units. The Acquiring Fund Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority. No compensation is payable by the ETF Trust to the Acquiring Fund Distributor for distribution services. However, the Acquiring Fund Adviser has entered into an agreement with the Acquiring Fund Distributor under which it makes payments to the Acquiring Fund Distributor in consideration for its services under the Acquiring Fund Distribution Agreement. The payments made by the Acquiring Fund Adviser to the Acquiring Fund Distributor do not represent an additional expense to the ETF Trust or its shareholders.

The Acquiring Fund Distributor may also enter into agreements with securities dealers who will assist in the distribution of Acquiring Fund Shares. The Acquiring Fund Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an authorized participant or Depository Trust Company participants as defined below.

The ETF Trust has not adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

What are other key features of the Funds?

Other Service Providers

Target Fund. State Street Bank and Trust Company, One Congress Street, Boston, MA 02114, serves as administrator and custodian for the MetWest Trust. U.S. Bank Global Fund Services, 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202, serves as the transfer agent for the MetWest Trust.

Deloitte & Touche LLP, 555 West 5th Street, Los Angeles, CA 90013, serves as the independent registered public accounting firm of the Target Fund.

Acquiring Fund. State Street Bank and Trust Company, located at One Congress Street, Boston, MA 02114, is the ETF Trust’s administrator, fund accountant, transfer agent and custodian. Deloitte & Touche LLP, located at 555 West 5th Street, Los Angeles, CA 90013, serves as the Fund’s independent registered public accounting firm.

Fiscal Years

The fiscal/tax year end of the Target Fund is March 31. The fiscal/tax year end for the Acquiring Fund will be October 31.

Dividends and Distributions

Target Fund. The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders are determined separately for each Target Fund class. Dividends and distributions are paid separately for each class of Target Fund shares. Dividends from the net investment income of the Target Fund are expected to be declared daily and paid monthly. The Target Fund will distribute any net realized long- or short-term capital gains at least annually.

Acquiring Fund. Ordinarily, dividends from net investment income, if any, are declared and paid at least annually. The Acquiring Fund generally distributes net realized capital gains, if any, to shareholders annually. The Acquiring Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

Tax

The Target Fund and Acquiring Fund intend to maintain the required level of diversification and otherwise conduct their operations so as to qualify as regulated investment companies for purposes of the Code. ETFs generally present certain tax efficiencies for investors as compared to mutual funds. ETFs typically redeem their shares with in-kind distributions of assets, and they typically do not recognize capital gain on the in-kind redemption of their shares. In contrast, when portfolio securities are sold within mutual funds, the sale can cause the recognition of capital gains within the mutual fund that generally would cause a taxable distribution to all of its shareholders—even if the shareholders may have an unrealized loss on their overall investment in the mutual fund. However, the Acquiring Fund expects that it will typically create and redeem shares in cash, although this may change in the future. Accordingly, any tax efficiencies offered by the Acquiring Fund are unlikely to be material. For more information about the tax implications of investments in the Funds, see the Target Fund Prospectus under the heading “Distributions and Taxes” and Statement of Additional Information under the heading “Dividends and Tax Status,” and the Acquiring Fund’s Prospectus under the heading “Dividends, Other Distributions and Taxes” and Statement of Additional Information under the heading “Taxes.”

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS

The Reorganization was reviewed and unanimously approved with respect to the Target Fund at a regular meeting of the Board on March 16, 2026 (the “Board Meeting”), with the advice and assistance of independent legal counsel to the Board. In connection with the Board Meeting, the Target Fund Adviser and the Acquiring Fund Adviser (together, the “Advisers”) provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, and also responded to questions raised by the Board during the meeting. The Advisers recommended that the Board approve the Reorganization because of operational and tax advantages that the Acquiring Fund, as an ETF, would provide compared to the Target Fund, a mutual fund, including the lower overall operating expenses, potentially more efficient portfolio management, lower portfolio transaction costs and tax efficiency, the tax-free nature of the Reorganization, and the ability to retain the performance track record of the Target Fund. Other factors the Board considered in connection with the Reorganization, based on information from the Advisers, included the ability for shareholders to redeem or exchange their shares of the Target Fund prior to the Reorganization, the need for Target Fund shareholders to have a brokerage account that can hold Acquiring Fund Shares, that there may be circumstances where a Target Fund shareholder may not be able to hold Acquiring Fund Shares, and that the Acquiring Fund will not issue any fractional shares.

The Board received from the Advisers written materials containing relevant information about the Acquiring Fund and the proposed Reorganization. The Board reviewed detailed information about: (1) the investment goal, strategies and policies of the Funds; (2) the portfolio management and other service providers of the Funds; (3) the comparability of the investment goals, policies, restrictions and investments of the Funds; (4) the current expense ratios of each Fund and the anticipated post-Reorganization expense ratio of the Acquiring Fund; (5) operational considerations in conjunction with effecting the Reorganization, including the consolidation of the Target Fund’s two currently outstanding share classes into a single class and the redemption of fractional shares prior to the Reorganization and the need for a brokerage account to hold Acquiring Fund Shares; (6) the U.S. federal income tax consequences of the Reorganization to the Target Fund’s shareholders; and (7) the general characteristics of the Funds.

The Board considered the potential benefits, risks and costs of the Reorganization to shareholders of the Target Fund. In approving the Reorganization, the Board considered the following factors:

Lower Expenses. The Advisers expect that following the Reorganization, the total expense ratio of the Acquiring Fund will be lower than the expense ratio for the Target Fund’s share classes. Notwithstanding that the contractual management fee rate for the Acquiring Fund is the same as the contractual advisory fee rate of the Target Fund, the Acquiring Fund’s unitary management fee includes substantially all operating expenses of the Acquiring Fund, while the Target Fund’s contractual advisory fee does not. In addition, the proposed unitary fee for the Acquiring Fund will benefit shareholders because the Acquiring Fund Adviser will be obligated under the investment advisory agreement to pay the Acquiring Fund’s ordinary operating expenses without any increase in the Acquiring Fund Adviser’s management fee. This obligation to bear fund expenses is part of the Acquiring Fund’s investment advisory agreement with the Acquiring Fund Adviser and, therefore, cannot be changed without approval of Acquiring Fund shareholders.

Management of the Acquiring Fund. The Acquiring Fund Adviser represented that it would be able to manage the Target Fund’s investment strategies equally effectively in an ETF structure. The Board considered that the Acquiring Fund and the Target Fund have the same investment objective and similar principal investment strategies.

Risks. Many of the risks associated with owning shares of the Acquiring Fund are similar to the risks associated with owning shares of the Target Fund. However, there are certain differences in these risks, including the risks associated with the Acquiring Fund’s organization as an ETF. As shareholders of an ETF following the Reorganization, Target Fund shareholders may bear certain costs associated with maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market, including commissions, spreads, and other transactions costs, that the shareholders do not experience as shareholders of the Target Fund. In addition, as shareholders of the Acquiring Fund, shareholders will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. However, these trades will occur at market prices, which may be higher (at a premium) or lower (at a discount) than the Acquiring Fund’s NAV.

Costs of the Reorganization. The Board considered that the Acquiring Fund Adviser will bear all of the expenses relating to the Reorganization, except that (i) the Target Fund will bear the expenses of legal counsel to the Target Fund and legal counsel to the trustees of the Target Fund who are not “interested persons” of the Target Fund as defined in the 1940 Act, and (ii) the Target Fund will bear any transaction costs incurred by the Target Fund related to the disposition and acquisition of assets as part of the Reorganization. The Target Fund is expected to bear approximately $40,000 of such costs in connection with the Reorganization. The Board considered further that if the Reorganization is not consummated, the Acquiring Fund Adviser will pay for the other costs associated with the Reorganization.

Same Portfolio Management Team. The Target Fund Adviser is the investment adviser to the Target Fund, and the Acquiring Fund Adviser serves as the investment adviser to the Acquiring Fund. The Target Fund Adviser and the Acquiring Fund Adviser are under the common control of The TCW Group, Inc. The Advisers do not anticipate that the Reorganization will result in any decline in the level of services from the level of services that historically have been provided to the Target Fund. The Target Fund’s current portfolio management team, along with an additional portfolio manager, Bryan Whalen, will be responsible for the day-to-day portfolio management of the Acquiring Fund following the closing of the Reorganization.

Ability to Redeem or Exchange Shares of the Target Fund Prior to the Reorganization. Prior to the Reorganization, Target Fund shareholders who do not wish to invest in the Acquiring Fund may redeem or exchange their Target Fund shares without incurring a front-end sales charge or CDSC.

Tax-Free Nature. The Reorganization is anticipated to be treated as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that shareholders of the Target Fund will recognize no gains or losses on the exchange of their Target Fund shares for Acquiring Fund Shares, the Target Fund will recognize no gains or losses on the transfer of its assets to the Acquiring Fund, the Acquiring Fund will recognize no gains or losses on receipt of the assets of the Target Fund, and the Acquiring Fund will acquire the Target Fund’s assets with the same tax basis and tax holding periods such assets had in the Target Fund’s hands immediately prior to the Reorganization.

Transparency. While actively managed mutual funds generally provide only periodic disclosure of their complete portfolio holdings (typically quarterly on a 60-day lag), transparent active (and index) ETFs operate with full, daily transparency of their portfolio holdings. This daily transparency allows for trading participants to manage their risk and more accurately price shares in the secondary market. It also offers financial advisors and their clients an understanding of their portfolio risk each day.

ETFs Offer Certain Structural Advantages. The Adviser believes that converting the Target Fund into an ETF may provide certain structural advantages. The ETF structure offers potential benefits to shareholders including: (1) less cash drag on performance because the Acquiring Fund is not required to buy back or redeem shares directly from retail shareholders and, as a result, portfolio managers do not have to maintain cash in order to provide liquidity for redemptions, and (2) more flexible trading of ETF shares because investors have the ability to buy or sell ETF shares throughout the day at the current market price.

ETF Tax Efficiency. The ETF structure generally presents certain tax efficiencies for investors compared to the traditional mutual fund structure. While the tax treatment of ETFs and mutual funds is the same, ETFs may acquire securities from and deliver securities to Authorized Participants in the creation and redemption process on an in-kind basis and avoid the realization of taxable capital gains within the ETF in such transactions. Accordingly, investors in an ETF frequently are only subject to capital gains taxes on their investment in the ETF when they sell their ETF shares. In contrast, when portfolio securities are sold within a mutual fund, the sale can cause the recognition of capital gains within the mutual fund that generally would cause a taxable distribution to all shareholders of the mutual fund—even if the shareholders may have an unrealized loss on their overall mutual fund investment. As a result, if the Acquiring Fund were to create and redeem its shares in kind, shareholders of the Acquiring Fund may pay less in taxes than they would if they held similar investments in the Target Fund, although no assurances can be given in this regard. The Acquiring Fund is currently able to create and redeem shares only in cash, although this may change in the future. Accordingly, the Acquiring Fund does not expect to recognize tax efficiency from in-kind redemptions in the near term, and no assurance can be given as to when, if ever, the Acquiring Fund will be able to recognize such tax efficiencies.

Ability to Retain Performance Track Record. The Acquiring Fund will be able to maintain the Target Fund’s performance track record, which will assist in marketing and distribution efforts. Following the Reorganization, the Target Fund would be the accounting survivor and the Acquiring Fund would assume the historical performance of the Target Fund.

Other factors the Board considered in connection with the Reorganization included:

Target Fund Shareholders’ Need for a Brokerage Account that May Hold ETF Shares. Shareholders of the Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, and if a shareholder does not hold their shares of the Target Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated, and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. In some cases, the liquidation of an investment and return of cash, or the transfer of an investment, may be subject to fees and expenses and may also be subject to tax.

There May Be Circumstances Where a Target Fund Shareholder Will Not Be Able to Hold ETF Shares. Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem their Target Fund shares prior to the Reorganization.

Consolidation of Target Fund Classes Prior to Reorganization; No Fractional Shares of the Acquiring Fund. The Target Fund’s two currently outstanding share classes will be consolidated into a single class prior to the Reorganization because the Acquiring Fund offers a single share class. In addition, the Acquiring Fund does not issue fractional shares so fractional shares of the Target Fund held by a shareholder immediately prior to the Reorganization will be redeemed at NAV. The proceeds of this redemption will result in a cash payment to those shareholders who own fractional shares of the Target Fund, which is expected to be de minimis and will generally be a taxable event to such shareholder.

Based upon their evaluation of the relevant information presented to them, including the information and considerations described above but without identifying any single factor as all-important or controlling, and in light of their fiduciary duties under federal and state law, the Board, including all of the Independent Trustees, concluded that participation by the Target Fund in the Reorganization is in the best interests of the Target Fund, and that no dilution of value would result to the shareholders of the Target Fund from the Reorganization. The Board unanimously approved the Reorganization at the Board Meeting.

The Board also reviewed the Reorganization with respect to the Acquiring Fund, with the advice and assistance of Fund counsel and independent legal counsel to the Independent Trustees. Following careful consideration, the Board determined that participation by the Acquiring Fund in the Reorganization was in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the Plan for more complete information about the Reorganization. The Plan has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Information Statement is a part.

How will the Reorganization be carried out?

The Reorganization will be completed after various conditions are satisfied, including the preparation of certain documents.

Each class of shares of the Target Fund will be converted into Class I shares (without a CDSC or other charge) prior to the Reorganization. After such conversion, any fractional shares held by shareholders will be redeemed, and the Target Fund will distribute the redemption proceeds to those shareholders. The redemption of shareholders’ fractional shares will be a taxable event for such shareholders and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

On the closing date, which is scheduled to occur on or about June 8, 2026 (the “Closing Date”), but which may occur on such other date as the officers of the Target Fund and the Acquiring Fund may mutually agree, the Target Fund will transfer all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund’s assets), to the Acquiring Fund and the Acquiring Fund will assume all liabilities of the Target Fund. In exchange, the Acquiring Fund will issue the Acquiring Fund Shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Acquiring Fund by the MetWest Trust on behalf of the Target Fund. The MetWest Trust on behalf of the Target Fund, will distribute to shareholders the Acquiring Fund Shares it receives. Each shareholder of the Target Fund will receive Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Fund (less the amount of cash in lieu of fractional shares, if any, received immediately prior to the Reorganization). The Target Fund will accept requests for redemptions only if received in proper form before the close of trading on the NYSE (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier), on the day before the Closing Date. Any shares not redeemed before such time will be exchanged for Acquiring Fund Shares on the Closing Date; and, after such time, Target Fund shareholders wishing to sell their Acquiring Fund Shares must do so on an exchange using their brokerage account. If a shareholder does not hold their shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated, and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. If a shareholder holds shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, a financial intermediary may transfer the shareholder’s investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. The Target Fund will then terminate its existence, liquidate, and dissolve.

The obligations under the Plan are subject to various conditions, including, but not limited to:

●	the Acquiring Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Information Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness thereof shall have been issued prior to the Closing Date or shall be in effect at the closing, and no investigation or proceeding for the issuance of such an order shall be pending or threatened on that date; and the MetWest Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, shall have received a tax opinion described further below, that the Reorganization is a “reorganization” within the meaning of Section 368(a) of the Code and generally is not expected to result in the recognition of gain or loss for federal income tax purposes for either Target Fund, the Acquiring Fund or their shareholders.

The MetWest Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, may terminate or abandon the Plan at any time before the Closing Date.

Who will pay the expenses of the Reorganization?

The estimated cost of the Reorganization is expected to be approximately $150,000. The Acquiring Fund Adviser will bear all of the expenses relating to the Reorganization, except that (i) the Target Fund will bear the expenses of legal counsel to the Target Fund and legal counsel to the trustees of the Target Fund who are not “interested persons” of the Target Fund as defined in the 1940 Act, and (ii) the Target Fund will bear any transaction costs incurred by the Target Fund related to the disposition and acquisition of assets as part of a Reorganization. The Target Fund is expected to bear approximately $40,000 of such costs in connection with the Reorganization. The Acquiring Fund Adviser will bear the other costs of the Reorganization whether or not the Reorganization is consummated.

What are the capitalizations of the Funds and what might the Acquiring Fund’s capitalization be after the Reorganization?

The following table sets forth as of December 31, 2025, the capitalizations of the Funds. The table also shows the pro forma capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization as of December 31, 2025. Class M shares of the Target Fund will be converted into Class I shares (without a CDSC or other charge) prior to the Reorganization. At the closing of the Reorganization, shareholders of the Target Fund will receive the Acquiring Fund Shares (less the amount of cash in lieu of fractional shares, if any, received immediately prior to the Reorganization) based on the relative NAVs per share of the Funds on the Closing Date.

	Target Fund – Class I**	Target Fund – Class M**	Acquiring Fund***	Pro Forma Adjustment	Pro Forma – Acquiring Fund after Reorganization (estimated)
Net assets ($)	17,881,538	4,571,001	22,452,539	40,000.00****	22,412,539
Total shares outstanding	2,030,775	519,373	2,550,148	252	2,549,896
Net asset value per share ($)*	8.81	8.80	8.80	N/A	8.79

*	Per share amounts may not reconcile due to rounding of net assets and/or shares outstanding.
**	Class M shares of the Target Fund will be converted into Class I shares (without a CDSC or other charge) prior to the Reorganization. Shareholders of the Target Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization as contemplated in the Plan. The Acquiring Fund does not offer multiple share classes.
***	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
****	Pro Forma Adjustments reflect the estimated costs of the Reorganization attributable to the Target Fund.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan. In addition, these same considerations generally do not apply to shareholders who do not hold their shares o the Target Fund via a brokerage account that can accept shares of the Acquiring fund on the Closing Date and will therefore have their investment liquidated.

As a condition to closing of the Reorganization, the MetWest Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, will receive an opinion of Ropes & Gray LLP to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund shareholders;

●	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof;

●	The holding period in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will include the Target Fund’s holding period for such asset;

●	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization (except with respect to cash received by such Target Fund shareholders in redemption of fractional shares prior to the Reorganization);

●	The aggregate tax basis of the shares of the Acquiring Fund each Target Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor;

●	Each Target Fund shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the Target Fund shareholder held such shares of the Target Fund as capital assets on the date of the exchange; and

●	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will be based on the Plan, certain factual certifications made by officers of the MetWest Trust and the ETF Trust, as applicable, and such other items as Ropes & Gray LLP deems necessary to render the opinion and will also be based on customary assumptions.

Neither Fund has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganization. See “INFORMATION ABOUT THE FUNDS.”

Shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. Such redemption will result in a cash payment, which will be a taxable sale of shares for shareholders who hold shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of the redemption of Target Fund shares.

In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the closing date of the Reorganization. If you hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF on the closing date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. If you do not hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the closing date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of your Target Fund shares. Such liquidation and subsequent cash payment will be a taxable sale of shares for shareholders who hold shares in a taxable account.

Prior to the closing of the Reorganization, the Target Fund expects to declare and pay a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will generally be taxable to shareholders that hold their shares in a taxable account. Such distributions may include distributions taxable as ordinary income or as long-term capital gains.

Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for U.S. federal income tax purposes. The Reorganization is not expected to independently result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Target Fund. However, the capital loss carryforwards may subsequently become subject to an annual limitation as a result of sales of Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization. As of March 31, 2026, the Target Fund had short-term capital loss carryforwards of $139,960 and long-term capital loss carryforwards of $1,024,510.

The above description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization with respect to the Target Fund in light of their individual circumstances. Since the foregoing discussion relates only to certain U.S. federal income tax consequences of the Reorganization, each shareholder of the Target Fund should also consult such shareholder’s tax advisers as to the state, local and non-U.S. tax consequences, if any, of the Reorganization with respect to the Target Fund based upon the shareholder’s particular circumstances.

INFORMATION ABOUT THE FUNDS

Information about the Target Fund and the Acquiring Fund is included in the Target Fund’s and Acquiring Fund’s Prospectus. The Prospectus of the Target Fund is incorporated by reference into and is considered a part of this Prospectus/Information Statement. Additional information about the Target Fund and the Acquiring Fund is included in its Statement of Additional Information. The SAI relating to this Prospectus/Information Statement is also considered part of this Prospectus/Information Statement and is incorporated by reference into this Prospectus/Information Statement. Information about the Target Fund is also included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2025 and the Target Fund’s Semi-Annual Report to Shareholders for the period ended September 30, 2025.

You may request a free copy of each Fund’s Prospectus and SAI, and the Target Fund’s Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Information Statement, and other information by calling TCW at (877) 829-4768 or by writing to a Fund at 515 South Flower Street, Los Angeles, CA 90071.

The MetWest Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, file materials, reports and other information with the SEC in accordance with the informational requirements of the 1934 Act and the 1940 Act. These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is only a discussion of certain principal differences between the governing documents for TCW Metropolitan West Funds, a Delaware statutory trust, and TCW ETF Trust, a Delaware statutory trust, and is not a complete description of the MetWest Trust’s or the ETF Trust’s governing documents.

	TCW Metropolitan West Funds	TCW ETF Trust
Shareholder Liability	The Declaration of Trust provides that the Trust shall not have any power to bind personally any shareholder or to call upon any shareholder for the payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable (solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason) for obligations of such series.	The Declaration of Trust provides that the shareholders shall not be subject to any personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the trust or any series or class. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable (solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason) for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.
Voting Rights

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and a fractional share is entitled to having a pro rata right of full shares, including, without limitation, the right to vote.

The shareholders have the power to vote only (i) for the election of Trustees, (ii) for the removal of Trustees, and (iii) with respect to such additional matters relating to the Trust as may be required by law or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable.

There is no cumulative voting in the election of Trustees.

On each matter submitted to a vote of shareholders, all shares are voted separately by series (and, if applicable, by class), except: (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series or classes; and (ii) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.

Each whole share is entitled to one vote as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

The shareholders have the power to vote only (i) for the election of Trustees, (ii) for the removal of Trustees, (iii) with respect to any investment advisory or management contract, and (iv) with respect to such additional matters relating to the Trust as may be required by law or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable.

There is no cumulative voting in the election of Trustees.

On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series, except: (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series are entitled to vote thereon. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter is voted on by such class or classes.

	TCW Metropolitan West Funds	TCW ETF Trust
Shareholder Quorum; Adjournment; Required Vote

Except when a larger quorum is required by applicable law, forty percent (40%) of (i) the number of shares outstanding times net asset value per share (where two or more series or classes of shares of the Trust are voted in the aggregate) or (ii) the number of shares of each series or class (where shareholders vote by separate series or classes), entitled to vote shall constitute a quorum.

Whether or not a quorum is present, any meeting of shareholders may be adjourned from time to time by the shareholders present in person or by proxy by a majority vote. Any business which might have been transacted at the meeting as originally noticed may be deferred and transacted at any such adjourned meeting at which a quorum shall be present. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting. Notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Board of Trustees shall set a new record date.

A majority of (i) the number of shares outstanding times net asset value per share (where two or more series or classes of shares of the Trust are voted in the aggregate) or (ii) the number of shares of each series or class (where shareholders vote by separate series or classes) cast at a meeting at which a quorum is present is sufficient to approve any matter, except that a plurality is sufficient to elect a Trustee, except when a larger vote is required by the Declaration of Trust of the By-Laws or by applicable law.

One-third of shares entitled to vote in person or by proxy constitutes quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requests that holders of any series vote as a series (or that holders of a class vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote is necessary to constitute a quorum for the transactions of business by that series (or that class).

Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. In addition, any meeting of shareholders, whether or not a quorum is present, may be adjourned or postponed by, or upon the authority of, the chair or the Trustees to another date and time provided that no meeting shall be adjourned or postponed for more than six months beyond the originally scheduled meeting date. Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original meeting as determined by, or upon the authority of, the Trustees in their sole discretion without the necessity of further notice.

Except when a larger vote is required by law or by any provision of the Declaration of Trust or the By-Laws, a majority of the shares voted in person or by proxy decides any questions and a plurality elects a Trustee, provided that where any provision of law or of the Declaration of Trust permits or requires that the holders of any series vote as a series (or that the holders of any class shall vote as a class), then a majority of the shares present in person or by proxy of that series (or class) or, if required by law, subject to a “majority shareholder vote,” as defined by the 1940 Act, of that series (or class), voted on the matter in person or by proxy decide the matter insofar as that series (or class) is concerned.

	TCW Metropolitan West Funds	TCW ETF Trust
Trustee Power to Amend Organizational Document

The Board of Trustees shall have the power to amend the Declaration of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in their sole discretion, without shareholder approval, so as to add to, delete, replace, or otherwise modify any provisions relating to shares, provided that before adopting any such amendment without shareholder approval the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all shareholders or that shareholder approval is not otherwise required by the 1940 Act or other applicable law.

Shareholder approval shall be required to adopt any amendments to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares or any series or class of any series or to increase or decrease the par value of the shares or any series or class of any series.

Subject to the right of shareholders to adopt, amend or repeal the By-Laws by a majority vote or written consent, and expect as otherwise provided by applicable law or the Declaration of Trust, the Board of Trustees may adopt, amend or repeal the By-Laws.

The Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing (including a written consent) signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. No vote or consent of any shareholder is required for any amendment to the Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required.

The Certificate of Trust may be restated and/or amended by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such restatement and/or amendment is effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

The By-Laws may be amended at any meeting of the Trustees of the Trust by a majority vote or by written consent in lieu thereof.

Termination of Series of Trust	Any series or class (in the case of a proposed termination of a class) may be terminated at any time by vote of a majority of the shares of that series or by the Trustees by written notice to the shareholders of that series or class.	The Trust or any series of shares may be terminated at any time by the Trustees for any reason they deem appropriate, without shareholder approval.
Merger, Consolidation or Transfer of Assets	The Trustees may cause (i) the Trust or one or more of its series or classes to the extent consistent with applicable law to be merged into or consolidated with another trust or company, (ii) the shares of the Trust or any series to be converted into beneficial interests in another business trust (or series thereof) created pursuant to Section 3 of Article VIII of the Declaration of Trust, or (iii) the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law.	The Trustees may, by vote of a majority of the Trustees, cause any series (the “Applicable Fund”) to (i) if permitted by the Delaware Act, merge or consolidate in accordance with the provisions thereof with or into, (ii) sell, convey and transfer all or substantially all of its assets to, or (iii) exchange its shares for shares of, one or more other series, whether then existing or to be established in connection with such merger, consolidation, asset sale or share exchange as provided in (i)-(iii) above. Any such merger, consolidation, asset sale or Share exchange does not require the vote of the shareholders unless such vote is required by the 1940 Act.

PRINCIPAL HOLDERS OF SHARES

As of February 28, 2026, the officers and directors of the MetWest Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Target Fund’s outstanding shares. As of February 28, 2026, the Acquiring Fund was not operational and, therefore, had no shareholders.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of the Target Fund, no other persons owned (beneficially or of record) 5% or more of the outstanding shares of any class of the Target Fund as of February 28, 2026, except as listed in Exhibit D to this Prospectus/Information Statement. Upon completion of the Reorganization, it is expected that those persons disclosed in Exhibit D as owning 5% or more of the Target Fund’s outstanding Class I or Class M shares will continue to own in excess of 5% of the then outstanding shares of the Acquiring Fund.

By Order of the Board of Trustees of
TCW Metropolitan West Funds,

Peter Davidson
Vice President and Secretary

May 1, 2026

EXHIBITS TO PROSPECTUS/INFORMATION STATEMENT

Exhibit

A.	Summary of Principal Risks

B.	Fundamental and Non-Fundamental Investment Policies

C.	Financial Highlights

D.	Principal Holders of Securities of the Funds

Exhibit A

SUMMARY OF PRINCIPAL RISKS

ETF Structure Risks. The Fund is structured as an ETF and is subject to special risks, including:

Not Individually Redeemable. Shares are not individually redeemable by retail investors and may be redeemed from the Fund only by Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the NYSE Arca. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Price Variance Risk. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Additionally, in stressed market conditions, the market for the ETF shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF shares and their underlying value as well as an increase in the ETF shares’ bid-ask spread

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NYSE Arca. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Debt Securities Risk. Debt securities risk is the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

Asset-Backed Securities Risk. The risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

Below Investment Grade Mortgage-Backed Securities Risk. The Fund’s investments in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the markets for such below investment grade securities, and for below investment grade asset-backed securities in general, have been characterized at times by less liquidity than the market for analogous investment grade securities, particularly during the financial crisis of 2007 and 2008.

Counterparty Risk. Counterparty risk is the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

Credit Risk. Credit risk is the risk that an issuer may default in the payment of principal and/or interest on a security.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Derivatives Risk. A derivative is a financial contract, the value of which depends on or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in certain types of derivatives contracts, including futures. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the instrument underlying a futures position may result in immediate and substantial losses to the Fund.

Distressed and Defaulted Securities Risk. Distressed and defaulted securities risk is the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

ESG Factor Risk. ESG factor risk is the risk that the Fund will be exposed to risks related to environmental, social, and governance factors which, if they materialize, can reduce the value of underlying investments held within the Fund and could adversely impact the Fund’s performance. In ordinary market conditions, it is not anticipated that any single ESG factor will drive a material negative financial impact on the value of the portfolio. ESG factor risk is defined as an environmental, social, or governance event or condition that if it occurs could cause an actual or potential material negative impact on the value of the investment.

Extension Risk. Extension risk is the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

Foreign Securities Risk. The Fund may have exposure to foreign markets as a result of its investments in foreign securities and securities denominated in foreign currencies. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that there may not be protection against failure by other parties to complete transactions, and that it will be difficult to obtain or enforce legal judgments in certain countries. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Frequent Trading Risk. Frequent trading leads to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

Interest Rate Risk. Interest rate risk is the risk that debt securities and investments held by the Fund may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Junk Bond Risk. Junk bonk risk is the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds and/or securities.

Large Shareholder Purchase and Redemption Risk. Large shareholder purchase and redemption risk is the risk that the Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk. Leverage risk is the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result.

Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

Market Risk. The Fund could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Mortgage-Backed Securities Risk. Mortgage-backed securities risk is the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

Portfolio Management Risk. Portfolio management risk is the risk that an investment strategy may fail to produce the intended results.

Prepayment Risk. Prepayment risk is the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

Price Volatility Risk. The value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

Securities Selection Risk. The specific securities held in the Fund’s investment portfolio may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

Sustainable Investing Strategy Risk. Sustainable investing strategy risk is the risk that the Fund’s strategy may forgo certain investment opportunities for non-financial reasons, and that the Fund’s performance will differ from funds that do not include sustainability factors as part of their security selection. Further, investors may differ in their views of what constitutes the sustainable characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. In evaluating a security, the Adviser is often dependent upon information and data obtained from issuers or from third-party data providers that may be incomplete or inaccurate, which could cause the Adviser to incorrectly assess sustainability risks and opportunities. In addition, the Fund may not be successful in its strategy to invest in a portfolio of securities that, in the Adviser’s view, has an aggregate sustainability assessment that is better than the aggregate sustainability of the Fund’s benchmark. There is no guarantee that this strategy will be achieved, and such assessment is at the Adviser’s discretions.

Swap Agreements Risk. The risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap if it is not subject to centralized clearing; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

Unrated Securities Risk. Unrated securities risk is the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. This risk is greater for high yield securities, because the analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of investment grade securities.

U.S. Government Securities Risk. U.S. government securities risk is the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result, investments in their securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.

U.S. Trade Policy Risk. There have been significant changes to United States trade policies, agreements and tariffs, and in the future there may be additional significant changes. These and any future developments, and continued uncertainty surrounding trade policies, agreements and tariffs, may have a material adverse effect on global economic conditions, inflation and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict the access by issuers of the Fund’s portfolio securities to suppliers or customers, increase their supply-chain costs and expenses and could have material adverse effects on the Fund’s portfolio investments.

U.S. Treasury Obligations Risk. U.S. Treasury obligations risk is the risk that the value of U.S. Treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

Valuation Risk. Valuation risk is the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

Exhibit B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

The Funds have adopted the following identical investment restrictions as fundamental policies. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

The Funds may not, as a matter of fundamental policy:

1.	Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities (“U.S. government securities”) or mutual funds, if as a result of that purchase: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry. For purposes of the industry concentration test, (a) finance company subsidiaries will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of the parent companies; and (b) utilities will be regarded as separate industries based on their services; for example, electric, natural gas, telephone, among others, will each be considered a separate industry.

2.	Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may otherwise borrow as expressly permitted by the Prospectus or this SAI) provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

3.	Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of collateral consisting of liquid securities or such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

4.	Issue senior securities, borrow money or pledge its assets, except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may pledge its assets to secure such borrowings. The Funds may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if, to the extent required by applicable law, immediately after each borrowing there is asset coverage of at least 300%, except for borrowing for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of total assets.

5.	Purchase any security (other than U.S. government securities) if as a result of that purchase, with respect to 75% of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

6.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

7.	Make investments for the purpose of exercising control or management. (However, this does not prohibit representatives of the Fund or the Adviser from participating on creditor’s committees with respect to the Fund’s portfolio investments.)

8.	Participate on a joint or joint and several basis in any trading account in securities that would be restricted or prohibited by the 1940 Act, except to the extent the Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting such account or otherwise is in compliance with interpretive guidance from the staff of the SEC. (As of the date of this SAI, the Trust has neither obtained nor applied for such an order.)

9.	Invest in commodities, except that the Fund may invest in futures contracts, options on futures contracts and other instruments, such as swaps, that are regulated by the Commodity Futures Trading Commission (“CFTC”) to the extent permitted by the CFTC’s regulations, so that either (a) the aggregate initial margin and premiums required to establish the positions in those futures contracts and other CFTC-regulated instruments do not exceed five percent of the respective Fund’s liquidation value (after taking into account unrealized profits and losses on those positions) or (b) the net aggregate notional value or obligation of all futures contracts and other CFTC-regulated instruments do not exceed the liquidation value of the Fund’s portfolio at the time the most recent position was established (after taking into account unrealized profits and losses on those positions). (This exception is an operating policy that may be changed without shareholder approval, consistent with applicable regulations.)

10.	Lend money or other assets to other persons in any form or manner except as permitted to the fullest extent by the 1940 Act and other applicable law. To the extent the following activities constitute loans within the meaning of applicable law, none of the following are prohibited: (i) acquiring floating rate instruments, corporate loans, bonds, debentures or other corporate debt securities; (ii) investing in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; and (iii) lending its portfolio securities.

11.	Purchase or sell real estate or interests in real estate, except that the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

Non-Fundamental Investment Policies

The non-fundamental investment policies of the Target Fund and the Acquiring Fund are similar. Non-fundamental policies may be changed without shareholder approval.

Target Fund	Acquiring Fund

In addition, the MetWest Trust has adopted the following non-fundamental policies, which may be changed without shareholder approval, so that the Target Fund will not: (a) notwithstanding the investment restrictions in (1) above, purchase any security, other than U.S. government securities or mutual funds, if as a result of that purchase, with respect to 100% of the Target Fund’s total assets, more than 5% of its total assets (determined at the time of investment) would then be invested in securities of a single issuer, except with respect to the debt obligations of any non-US sovereign government rated, at the time of purchase, A- or above by Fitch Ratings, Inc., A- or above by S&P Global Ratings, or A3 or above by Moody’s Investors Service, Inc., or, if unrated, debt obligations deemed by the Adviser to be of comparable quality, in which case the limit shall be 15%, provided that this restriction does not apply to the Target Fund; (b) invest more than 15% of its net assets in illiquid investments, excluding investments that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees such as restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Securities Act”); (c) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or other acquisition of assets or except as disclosed in the Prospectus or the SAI, but not more than 3% of the total outstanding stock of such company would be owned by the Target Fund and its affiliates; and (d) invest in securities of registered open-end investment companies or unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act or any successor provisions. Notwithstanding the diversification limits described above, Rule 5b-2 adopted under the 1940 Act allows the Trust and the Target Fund to disregard for purposes of those limits the total value of securities issued or guaranteed by a single guarantor so long as the value of all securities owned by the Target Fund issued or guaranteed by a common guarantor does not exceed 10% of the value of the total assets of the Target Fund.

The Acquiring Fund has adopted non-fundamental policies not to purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits the Acquiring Fund’s holdings in illiquid investments to 15% of the Acquiring Fund’s net assets. The Adviser monitors the Acquiring Fund’s holdings in illiquid investments, pursuant to the Liquidity Program.

The Acquiring Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued by securitized vehicles.

The Acquiring Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules thereunder. As a matter of policy, however, the Acquiring Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Acquiring Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

Investment restrictions based on a percentage of the Acquiring Fund’s net or total assets generally will be based at the time of investment in a security or instrument, except for investments that would constitute a senior security. Unless otherwise indicated, all limitations under the Acquiring Fund’s fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of the Acquiring Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Acquiring Fund’s total assets will not require the Acquiring Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Target Fund	Acquiring Fund

Investment restrictions based on a percentage of the Target Fund’s net or total assets generally will be based at the time of investment in a security or instrument, except for investments that would constitute a senior security. Typically, a mark-to-market valuation would be used to test compliance with the investment restriction. For example, the market value of a position in a swap contract that is purchased would be used for these purposes rather than the initial purchase price or the notional value or reference value of the contract. The Target Fund would look through any affiliated investment company in which it invests for purposes of testing the industry concentration limit under investment restriction No. 1 above. Also, for purposes of investment restriction No. 1 above with respect to industry concentration, the Target Fund relies on categories from recognized industry references such as the U.S. Department of Labor’s Standard Industrial Classification (SIC codes) or Bloomberg’s Industry Sub-Groups, as determined to be reasonable and up-to-date by the Adviser. For this purpose, the Target Fund analyzes privately issued mortgage-backed securities and asset-backed securities to determine the particular industry categories that apply to those securities. Also, for this purpose, please see the discussion under “Mortgage-Related Securities” related to the treatment of those securities under the industry concentration limit.

80% Investment Requirement

The Target Fund invests, under normal circumstances, at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Target Fund Adviser believes satisfy its proprietary screening criteria that identify securities with one or more positive environmental, social or sustainable factors.

If the Target Fund is unable to meet the 80% investment requirement as a result of its purchase of a security or entering into an investment, the Target Fund must take prompt corrective action to return to compliance with this requirement. However, if the Target Fund is unable to meet the 80% investment requirement due to market fluctuation, large cash inflows/redemptions or a sale of a security (or exiting an investment), the Target Fund’s future investments must be made in a manner that will bring the Target Fund into compliance (or closer to being in compliance with that requirement). In this latter situation, the Adviser has discretion on how to return to compliance in a prudent manner that best serves the interests of the Target Fund and its shareholders. For example, the Target Fund need not return to compliance within 2 days, even if doing so is technically possible, if such an approach would harm the Target Fund or its shareholders by, for instance, causing the Target Fund to purchase illiquid assets at a premium.

Exhibit C

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the applicable share classes of the Target Fund for the periods listed below. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Target Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Acquiring Fund are based on the average net assets of the Acquiring Fund for each of the periods listed in the tables.

Other than the information for the six-month period ended September 30, 2025, which is unaudited, the information below has been derived from the financial statements audited by Deloitte & Touche LLP, the Target Fund’s independent registered public accounting firm. Deloitte & Touche LLP’s report, along with the Target Fund’s financial statements, are incorporated by reference into the Target Fund’s SAI. The Annual Report to Target Fund shareholders (which includes the Fund’s financial statements) and SAI are incorporated by reference herein and available at no cost from the MetWest Trust, as applicable at the following toll-free number: (800) 241-4671 (MetWest Trust).

As of the date of this combined Prospectus/Information Statement, the Acquiring Fund has not commenced operations. Therefore, the Acquiring Fund does not have financial highlight information.

TCW MetWest Sustainable Securitized Fund – Class M

	SIX MONTHS ENDED SEPTEMBER 30, 2025 (UNAUDITED)		YEAR ENDED MARCH 31, 2025	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022(1)
Net Asset Value per Share, Beginning of period	$8.69		$8.34	$8.45	$9.36	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(2)	0.20		0.49	0.42	0.21	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.08		0.41	(0.07)	(0.88)	(0.61)
Total from investment operations	0.28		0.90	0.35	(0.67)	(0.56)

Less Distributions:
Distributions from Net Investment Income	(0.20)		(0.55)	(0.41)	(0.24)	(0.08)
Distributions from Return of Capital	-		-	(0.05)	-	-
Total distributions	(0.20)		(0.55)	(0.46)	(0.24)	(0.08)

Net Asset Value per Share, End of period	$8.77		$8.69	$8.34	$8.45	$9.36
Total Return	3.33	%(3)	11.11%	4.33%	(7.15)%	(5.60	)%(3)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$4,151		$3,120	$44	$50	$16
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.04	%(4)	2.53%	4.15%	3.35%	2.15	%(4)
After Expense Reimbursement	0.70	%(4)	0.70%	0.70%	0.70%	0.79	%(4)
Ratio of Net Investment Income to Average Net Assets(5)	4.65	%(4)	5.74%	5.13%	2.43%	0.97	%(4)
Portfolio Turnover Rate(5)	181	%(3)	333%	312%	312%	276	%(3)

(1)	The Sustainable Securitized Fund Class M Shares commenced operations on October 1, 2021.
(2)	Computed using average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The portfolio Turnover rate includes mortgage dollar roll transactions and taxable corporate actions.

TCW MetWest Sustainable Securitized Fund – Class I

	SIX MONTHS ENDED SEPTEMBER 30, 2025 (UNAUDITED)		YEAR ENDED MARCH 31, 2025	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022(1)
Net Asset Value per Share, Beginning of period	$8.69		$8.35	$8.45	$9.37	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(2)	0.21		0.56	0.47	0.23	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.08		0.35	(0.09)	(0.89)	(0.63)
Total from Investment Operations	0.29		0.91	0.38	(0.66)	(0.58)

Less Distributions:
Distributions from Net Investment Income	(0.21)		(0.57)	(0.43)	(0.26)	(0.05)
Distributions from Return of Capital	-		-	(0.05)	-	-
Total Distributions	(0.21)		(0.57)	(0.48)	(0.26)	(0.05)

Net Asset Value per Share, End of period	$8.77		$8.69	$8.35	$8.45	$9.37
Total Return	3.44	%(3)	11.21%	4.67%	(7.04)%	(5.87	)%(3)

Ratios/Supplemental Data:
Net Assets, End of period (in thousands)	$17,277		$13,780	$7,715	$8,361	$10,655
Ratio of Expenses to Average Net Assets:
Before Expense	1.76	%(4)	2.53%	3.82%	2.93%	1.80	%(4)
After expense waivers and reimbursements	0.49	%(4)	0.49%	0.49%	0.49%	0.49	%(4)
Ratio of Net Investment Income to Average Net Assets	4.87	%(4)	6.56%	5.67%	2.61%	0.94	%(4)
Portfolio Turnover Rate(5)	181	%(3)	333%	312%	312%	276	%(3)

(1)	The Sustainable Securitized Fund Class I Shares commenced operations on October 1, 2021.
(2)	Computed using average shares outstanding throughout the period.
(3)	Non annualized.
(4)	Annualized.
(5)	The portfolio turnover rate includes mortgage dollar roll transactions and taxable corporate actions.

Exhibit D

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names, addresses and percent ownership of each person who, as of February 28, 2026, to the best knowledge of the MetWest Trust, owned 5% or more of the outstanding shares of each class of the Target Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Class	Shareholder Name and Address	Share Amount	Percentage of Class (%)
I	TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD	605,872	28%
M	N/A	N/A	N/A

PART B

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2026

TCW METWEST SUSTAINABLE SECURITIZED FUND
A series of
TCW METROPOLITAN WEST FUNDS
515 South Flower Street
Los Angeles, CA 90071

TCW SECURITIZED INCOME ETF
A series of
TCW ETF TRUST
515 South Flower Street
Los Angeles, CA 90071

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of the assets and assumption of the liabilities of TCW MetWest Sustainable Securitized Fund (the “Target Fund”), a series of TCW Metropolitan West Funds, by and in exchange for shares of the TCW Securitized Income ETF, a series of TCW ETF Trust (the “Acquiring Fund”).

This SAI, which is not a prospectus, supplements and should be read in conjunction with the combined Prospectus/Information Statement for the Acquiring Fund dated May 1, 2026 (the “Prospectus/Information Statement”). You may request a free copy of the Prospectus/Information Statement without charge by writing to Foreside Financial Services, LLC, the principal underwriter of TCW ETF Trust, at Three Canal Plaza, Suite 100, Portland, Maine 04101, or by calling the toll-free number (800) 386-3829 (9 a.m. to 6 p.m. Eastern Time).

i

General Information

This SAI relates specifically to the proposed reorganization of the Target Fund into the Acquiring Fund, pursuant to an Agreement and Plan of Reorganization (the “Plan”), which provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired; (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund. Additional information regarding the proposed Reorganization is included in the combined Prospectus/Information Statement and in the documents, listed below, that are incorporated by reference into this SAI.

The Acquiring Fund is a newly-formed “shell” that has not yet commenced operations and has not published any annual or semi-annual shareholder reports. The Acquiring Fund is expected to commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund.

Attached hereto as Appendix A is the Preliminary Statement of Additional Information of the Acquiring Fund.

1

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.	The prospectus of the MetWest Trust on behalf of the Target Fund, dated July 29, 2025, as supplemented and amended to date (File No. 811-07989; SEC Accession No. 0001193125-25-166324).

2.	The statement of additional information of the MetWest Trust on behalf of the Target Fund, dated July 29, 2025, as supplemented and amended to date (File No. 811-07989; SEC Accession No. 0001193125-25-166324).

3.	Annual Report to shareholders of the Target Fund for the fiscal year ending March 31, 2025 (File No. 811-07989; SEC Accession No. 0001193125-25-135273).

4.	Semi-Annual Report to shareholders of the Target Fund for the fiscal period ending September 30, 2025 (File No. 811-07989; SEC Accession No. 0001193125-25-306060).

2

Pro Forma Financial Information

Pro forma financial statements of TCW Securitized Income ETF

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATION

The unaudited pro forma information set forth below for the twelve month periods ended on the dates indicated is intended to present supplemental data as if the reorganization of TCW MetWest Sustainable Securitized Fund (the “Target Fund”) into TCW Securitized Income ETF (the “Acquiring Fund” and together with the Target Fund, each a “Fund” and collectively, the “Funds”), as noted in Table 1 below (the “Reorganization”), had occurred as of the beginning of the period (unless otherwise noted).

Table 1 – Reorganization

Target Fund	Acquiring Fund	Period Ended
TCW MetWest Sustainable Securitized Fund	TCW Securitized Income ETF	9/30/2025

Basis of Combination

In March 2026, the Board of Trustees of the Target Fund approved an Agreement and Plan of Reorganization (the “Plan”), which provides for: (1) the acquisition of the assets and the assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund (“Acquiring Fund Shares”); (2) the pro rata distribution of Acquiring Fund Shares to the shareholders of the Target Fund; and (3) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan. The Plan also provides that Class M shares of the Target Fund will be converted into Class I shares with the same aggregate NAV (without a contingent deferred sales charge or other charge) prior to the Reorganization.

Under the terms of the Plan, the Reorganization will be accounted for by the method of accounting for tax-free reorganizations of investment companies. Following the Reorganization, the Acquiring Fund will assume the financial and performance history of the Target Fund. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-Reorganization periods will not be restated. The costs of the Reorganization, current estimates of which are set forth in Table 4 below, will be borne by TCW Investment Management Company LLC (the “Acquiring Fund Adviser”), except that (i) the Target Fund will bear the expenses of legal counsel to the Target Fund and legal counsel to the trustees of the Target Fund who are not “interested persons” of the Target Fund as defined in the Investment Company Act of 1940 (the “1940 Act”), and (ii) the Target Fund will bear any transaction costs incurred by the Target Fund related to the disposition and acquisition of assets as part of the Reorganization. The Acquiring Fund Adviser will bear the other costs of the Reorganization whether or not the Reorganization is consummated.

The pro forma information provided herein should be read in conjunction with the audited financial statements of the Target Fund included in its most recent annual report and, as applicable, the unaudited financial statements of the Target Fund included in its most recent semi-annual Form N-CSR, in each case dated as indicated in Table 2 below.

Table 2 – Shareholder Report Dates

Fund	Annual Report	Subsequent Semi-Annual Form N-CSR
TCW MetWest Sustainable Securitized Fund (Target Fund)	3/31/2025	9/30/2025

Table 3 below presents, as of the date indicated, the net assets of each Fund.

3

Table 3 – Target Fund and Acquiring Fund Net Assets

Fund	Net Assets	As of Date
TCW MetWest Sustainable Securitized Fund (Target Fund)	$21,427,645	9/30/2025
TWC Securitized Income ETF (Acquiring Fund)	-	9/30/2025

Table 4 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio realignment); the net assets as of the date indicated in Table 3 above with respect to the Acquiring Fund assuming the Reorganization occurred on that date, after accounting for the estimated Reorganization costs to be borne by the Acquiring Fund and the Target Fund; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended on the date indicated in Table 3 above. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Acquiring Fund and the Target Fund during the period and (ii) the expenses that would have been charged to the Acquiring Fund and the Target Fund, based on the combined assets of the Funds, if the Reorganization and any contractual changes had occurred at the beginning of the year.

The unaudited pro forma information set forth in Table 4 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganization had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

Table 4 – Estimated Reorganization Costs, Combined Fund Net Assets and Pro Forma Increases or Decreases in Expenses(1)

TCW MetWest Sustainable Securitized Fund into TCW Securitized Income ETF
Estimated Reorganization Costs	$40,000
Combined Fund Net Assets as of the Date Indicated in Table 3	$21,427,645

Increase (Decrease)
Management fees(3)	$0
Custodian fees(2)	$(32,181)
Professional fees(2)	$(19,300)
Registration fees(2)	$(30,184)
Reports to shareholders(2)	$(1,249)
Other(2)	$(170,569)

(Increase) Decrease
Waiver and/or reimbursement of fund expenses(4)	$240,348

(1)	See “What are the fees and expenses of each Fund and what might they be after the Reorganization?” in the Combined Prospectus/Information Statement for more information.
(2)	Adjustment reflects the elimination of duplicate services.
(3)	Management fees Pro Forma reflects an adjusted management fee rate, effective upon the closing of the Reorganization.
(4)	Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or waivers by the Acquiring Fund Adviser and its affiliates.

4

Table 5 – Management Fees (Combined Investment Management Fees)

TCW Metropolitan West Funds (the “MetWest Trust”), on behalf of the Target Fund, and Metropolitan West Asset Management, LLC (the “Target Fund Adviser”) have entered into an Investment Management Agreement, as amended, under the terms of which the Target Fund pays a monthly management fee to the Target Fund Adviser for investment advisory services based on the average daily net assets of the Target Fund, at the annual rate shown in the table below.

For its investment advisory services to the Acquiring Fund, the Acquiring Fund Adviser is paid a management fee from the Acquiring Fund based on a percentage of the Acquiring Fund’s average daily net assets, at the annual rate shown in the table below. Pursuant to the Investment Advisory Agreement between the Acquiring Fund Adviser and TCW ETF Trust (the “ETF Trust”) (entered into on behalf of the Acquiring Fund), the Acquiring Fund Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the ETF Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to the Acquiring Fund Adviser hereunder; and (v) litigation expenses (including fees and expenses of counsel retained by or on behalf of the ETF Trust or the Acquiring Fund) and any fees, costs or expenses payable by the ETF Trust or the Acquiring Fund pursuant to indemnification obligations to which the ETF Trust or the Acquiring Fund may be subject (pursuant to contract or otherwise); and (vi) any extraordinary expenses, as determined by a majority of the Independent Trustees.

The Acquiring Fund employs a unitary fee structure pursuant to which the Acquiring Fund Adviser bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund is expected to be lower than those of each share class of the Target Fund, notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than the contractual advisory fee rate of the Target Fund (because the Acquiring Fund’s unitary management fee includes substantially all operating expenses of the Acquiring Fund, while the Target Fund’s contractual advisory fee does not).

The Acquiring Fund’s management fee rate will apply following completion of the Reorganization. The table below show the current contractual management fee rate for the Target Fund and the new management fee rate of the Acquiring Fund following the Reorganization.

Fund	Fee
TCW MetWest Sustainable Securitized Fund (Target Fund)	0.40%
TCW Securitized Income ETF (Acquiring Fund)	0.40%

TCW Funds Distributors LLC serves as the non-exclusive distributor of each class of the Target Fund’s shares pursuant to a distribution agreement with the MetWest Trust. State Street Bank and Trust Company serves as serves as administrator and custodian for the MetWest Trust. U.S. Bank Global Fund Services serves as the transfer agent for the MetWest Trust.

Foreside Financial Services, LLC (the “Acquiring Fund Distributor”) or its agent distributes Creation Units for the Acquiring Fund on an agency basis. The ETF Trust has entered into a distribution agreement with the Acquiring Fund Distributor, under which the Acquiring Fund Distributor, as agent, reviews and approves orders by authorized participants to create and redeem Acquiring Fund shares in Creation Units. State Street Bank and Trust Company is the ETF Trust’s administrator, fund accountant, transfer agent and custodian.

No significant accounting policies will change as the result of the proposed Reorganization.

5

The estimated costs of the Reorganization shown in Table 4 above do not reflect any brokerage commissions incurred by a Fund in connection with any portfolio realignment. The Acquiring Fund Adviser expects that, subsequent to the Reorganization, there may be some portfolio realignment of the Acquiring Fund (of securities acquired from the Target Fund). However, the Acquiring Fund Adviser expects that any such portfolio realignment will not result in any significant increase in the Acquiring Fund’s portfolio turnover rate, relative to its historical portfolio turnover rates. The Acquiring Fund Adviser also does not expect any incremental trading costs to be significant.

Federal Income Taxes

Please see “Federal Income Tax Consequences of the Reorganization” in the Combined Prospectus/Information Statement for a discussion of the tax effects of the Reorganization.

It is the Target Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to eliminate a fund-level tax, and therefore to distribute at least annually all of its investment company taxable income, its net-tax exempt interest income, if any, and its net realized capital gains, if any, to its shareholders. After the Reorganization, the Acquiring Fund intends to continue to comply with these requirements to qualify as a regulated investment company that pays no fund-level tax.

6

APPENDIX A

SUBJECT TO COMPLETION, DATED MARCH 17, 2026

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED

TCW ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated [__], 2026

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the current Prospectus for the following series of TCW ETF Trust (the “Trust”), as it may be supplemented from time to time:

Fund	Ticker Symbol	Listing Exchange
TCW Securitized Income ETF	[_____]	NYSE

The Prospectus for TCW Securitized Income ETF is dated [_], 2026.

The audited financial statements of TCW MetWest Sustainable Securitized Fund (the “Predecessor Mutual Fund”) within the TCW Metropolitan West Funds’ report to shareholders for the fiscal period ended March 31, 2026, the notes thereto, and the report of TCW Metropolitan West Funds’ independent registered public accounting firm thereon are incorporated herein by reference to the TCW Metropolitan West Funds’ annual report to shareholders, which was filed with the U.S. Securities and Exchange Commission on Form N-CSR on June 5, 2025 (Accession Number: 0001193125-25-135273).

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus, SAI, the Trust’s annual report and the TCW Metropolitan West Funds’ annual report may be obtained without charge on the Trust’s website, by writing to the Trust’s Distributor, Foreside Financial Services, LLC, at Three Canal Plaza, Portland, Maine 04101, or by calling the toll free number (866) 364-1383 (9 a.m. to 6 p.m. Eastern Time).

GENERAL DESCRIPTION OF THE TRUST

TCW ETF Trust (the “Trust”) is an open-end management investment company. The Trust currently consists of thirteen investment portfolios. This Statement of Additional Information (“SAI”) relates to TCW Securitized Income ETF (the “Fund”). The Fund is a diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was formed as a Delaware statutory trust on October 26, 2020. The shares of the Fund are referred to herein as “Shares.” TCW Investment Management Company LLC (“TCW” or the “Adviser”) acts as investment adviser to the Fund.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are or will be listed on the NYSE and trade on the NYSE at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of [10,000] Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with Fund cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Fund may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the NYSE.

There can be no assurance that the Fund will continue to meet the requirements of the NYSE necessary to maintain the listing of Shares. The NYSE will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares of the Fund under any of the following circumstances:

(1) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (2) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, or (3) such other event shall occur or condition exists that, in the opinion of the NYSE, makes further dealings on the NYSE inadvisable. The NYSE will remove the Shares of the Fund from listing and trading upon termination of the Fund.

INVESTMENT RESTRICTIONS AND POLICIES

The Fund has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

The Fund may not, as a matter of fundamental policy:

1.	Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities (“U.S. government securities”) or mutual funds, if as a result of that purchase: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry. For purposes of the industry concentration test, (a) finance company subsidiaries will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of the parent companies; and (b) utilities will be regarded as separate industries based on their services; for example, electric, natural gas, telephone, among others, will each be considered a separate industry.

2.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may otherwise borrow as expressly permitted by the Prospectus or this SAI) provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

3.	Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of collateral consisting of liquid securities or such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

4.	Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may pledge its assets to secure such borrowings. The Fund may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if, to the extent required by applicable law, immediately after each borrowing there is asset coverage of at least 300%, except for borrowing for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of total assets.

5.	Purchase any security (other than U.S. government securities) if as a result of that purchase, with respect to 75% of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

6.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

7.	Make investments for the purpose of exercising control or management. (However, this does not prohibit representatives of the Fund or the Adviser from participating on creditor’s committees with respect to the Fund’s portfolio investments.)

8.	Participate on a joint or joint and several basis in any trading account in securities that would be restricted or prohibited by the 1940 Act, except to the extent the Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting such account or otherwise is in compliance with interpretive guidance from the staff of the SEC. (As of the date of this SAI, the Trust has neither obtained nor applied for such an order.)

9.	Invest in commodities, except that the Fund may invest in futures contracts, options on futures contracts and other instruments, such as swaps, that are regulated by the Commodity Futures Trading Commission (“CFTC”) to the extent permitted by the CFTC’s regulations, so that either (a) the aggregate initial margin and premiums required to establish the positions in those futures contracts and other CFTC-regulated instruments do not exceed five percent of the Fund’s liquidation value (after taking into account unrealized profits and losses on those positions) or (b) the net aggregate notional value or obligation of all futures contracts and other CFTC-regulated instruments do not exceed the liquidation value of the Fund’s portfolio at the time the most recent position was established (after taking into account unrealized profits and losses on those positions). (This exception is an operating policy that may be changed without shareholder approval, consistent with applicable regulations.)

10.	Lend money or other assets to other persons in any form or manner except as permitted to the fullest extent by the 1940 Act and other applicable law. To the extent the following activities constitute loans within the meaning of applicable law, none of the following are prohibited: (i) acquiring floating rate instruments, corporate loans, bonds, debentures or other corporate debt securities; (ii) investing in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; and (iii) lending its portfolio securities.

11.	Purchase or sell real estate or interests in real estate, except that the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to investments that would constitute a senior security will be continuously complied with.

The following notations are not considered to be part of the Fund’s fundamental investment policies and are subject to change without shareholder approval.

With respect to the fundamental policies relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The concentration policies above will be interpreted to refer to concentration as that term may be interpreted from time to time. The concentration policies also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by TCW. The concentration policies also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

With respect to the fundamental policies relating to borrowing money set forth above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policies relating to underwriting set forth above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the underwriting policies above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be underwriters under the Securities Act or otherwise engaged in the underwriting business to the extent permitted by applicable law.

Non-Fundamental Investment Policies

The Fund has adopted non-fundamental policies not to purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits the Fund’s holdings in illiquid investments to 15% of the Fund’s net assets. The Adviser monitors the Fund’s holdings in illiquid investments, pursuant to the Liquidity Program.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued by securitized vehicles.

The Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules thereunder. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

Investment restrictions based on a percentage of the Fund’s net or total assets generally will be based at the time of investment in a security or instrument, except for investments that would constitute a senior security. Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund is reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

General Considerations and Risks

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors. While TCW may seek an active ownership approach, such activities may not be successful or, even if successful, the Fund may incur additional costs, or its investment may still lose value. In addition, while TCW intends to seek opportunities to employ its active ownership beliefs, restrictions, corporate policies, regulatory and fiduciary concerns may limit the nature and extent of engagement under certain circumstances and such activities may not be successful.

A fund classified as “diversified” under the 1940 Act may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

The Fund intends to maintain the required level of diversification and otherwise to conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for corporate-level U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification and other requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its respective investment objective.

In the event that the securities purchased by the Fund are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

The Adviser currently claims an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), with respect to the Fund pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.5, and, therefore, is not subject to registration or regulation as a CPO with respect to the Fund. In order to be eligible to rely on the exclusion, the Fund may enter into futures, options, forwards, and swaps that do not constitute bona fide hedging only if, immediately thereafter, (i) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, and provided that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security or other asset) at the time of purchase, the in-the-money amount may be excluded in computing such 5%; or (ii) the aggregate net notional value of such positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. In the event the Adviser becomes unable or determines that it is no longer desirable to rely on the exclusion in Rule 4.5 and to operate the Fund in its capacity as a registered CPO, the Fund may incur additional compliance and other expenses and the CPOs of any shareholders that are pooled investment vehicles may be unable to rely on certain CPO registration exemptions.

Information Regarding Risks

The following is a summary of risks associated with the various investment instruments available to the Fund. The Fund’s principal investment strategies and principal risks are described in its Prospectus. However, the Fund is permitted to invest in certain types of instruments and strategies, and to employ techniques, other than those described in their principal investment strategies. The Fund is thus subject to the risks associated with these instruments, strategies and techniques.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. One or more of the following risks may be associated with an investment in the Fund at any time:

Activism

An activist investor uses an equity stake in a corporation to put public pressure on a company’s management team and board in order to achieve certain objectives such as the increase of shareholder value through changes in corporate policy or financing structure, or reduction of expenses. Shareholder activism can take any of several forms, including proxy battles, publicity campaigns, and negotiations with management. In the event that an affiliate of the Fund or its investment adviser is engaged in an activist campaign with respect to a portfolio company, the Fund may be foreclosed from taking certain actions with respect to that company as a result of prohibitions on engaging in joint transactions with affiliates under Section 17(d) under the 1940 Act. In addition, the Fund may also be deemed to have knowledge of material non-public information with respect to certain companies in its portfolio from time to time as a result of actions being contemplated by one or more of its affiliates, which may limit its ability to trade in a specific name or buy or sell a position even if it may otherwise be appropriate to do so. In the event the Fund were to engage in activism, such activities may not be successful, or even if successful, the Fund’s investment may lose value. Engaging in activism may also cause the Fund to incur additional expenses that a passive investment fund may not experience. The Trust has adopted policies and procedures designed to prevent violations of applicable laws and regulations in circumstances when the Fund jointly participates with an affiliate in active engagement opportunities, litigation and/or non-negotiated private investments.

Authorized Participant Concentration

Only an Authorized Participant (as defined in the Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. The Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three (3) days (not including Sundays and holidays) to reduce its debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund and complies with the provisions of Rule 18f-4 under the 1940 Act with respect to such transactions.

Concentration of Investments

The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Shares are subject to the risks of an investment in a portfolio of equity securities in an industry or group of industries in which the Fund invests.

Currency Forwards

A currency forward is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a currency forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the asset is purchased or sold or on which the payment is declared, and the date on which the payments are made or received. The Fund could also use currency forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a currency forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio assets denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a currency forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a currency forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its currency forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio assets of the Fund are denominated. That is referred to as a “cross hedge.”

The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays. In addition, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Currency forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transaction costs. The use of currency forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

The costs to the Fund of engaging in currency forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because currency forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each currency forward contract.

Custody Risk

Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.

Cyber Security

In connection with the increased use of technologies such as the Internet, artificial intelligence technologies, and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s websites. In addition, Authorized Participants could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset values, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such securities to lose value.

Depositary Receipts

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investments in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

The Fund may invest in unsponsored depositary receipts. The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Derivatives

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the Fund invested directly in the underlying securities. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. Derivatives also present other risks, including market risk, liquidity risk, counterparty risk, valuation risk, and currency risk. Because many derivatives have a leverage component (i.e., exposure to the performance of underlying assets, rates, or indices in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund complies with the requirements of Rule 18f-4 under the 1940 Act, which treats certain derivatives as senior securities and governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds whose use of derivatives is below such specified exposure amount are is not subject to the full requirements of Rule 18f-4.

The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action. For example, the U.S. government has enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which includes provisions for regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Various U.S. regulatory agencies have implemented and are continuing to implement rules and regulations prescribed by the Dodd-Frank Act. See also “Swaps” in this SAI for additional information.

The European Union, the United Kingdom, and some other jurisdictions have also implemented or are in the process of implementing similar requirements that will affect the Fund when it enters into derivatives transactions with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. Because these requirements are evolving (and some of the rules are not yet final), their ultimate impact remains unclear. These regulatory changes or any new regulatory changes could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions, and the Fund may be unable to execute its investment strategy as a result.

Additionally, special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions may result in increased uncertainty about credit/counterparty risk and may also limit the ability of the Fund to protect its interests in the event of the insolvency (or similar designation) of a derivatives counterparty. More specifically, in the event of a counterparty’s (or its affiliate’s) insolvency, (or similar designation), the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union and the United Kingdom, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Emerging Markets

Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investments in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political and social instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the foreign countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Equity Securities

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Fluctuation of Net Asset Value

The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on the NYSE. The Adviser cannot predict whether the Shares will trade below, at or above the NAV of the Shares of the Fund.

Foreign Securities

Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. These risks include market fluctuations caused by such factors as economic and political developments and changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund may involve certain risks and considerations not typically associated with investing in the Fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Futures and Options on Futures

Futures contracts and options may from time to time be used by the Fund to facilitate trading or reduce transaction costs. The Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures or options for speculative purposes.

Risk of Futures and Options on Futures

There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, they may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options on futures contracts in some strategies (e.g., selling uncovered options on stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options on futures contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intend to utilize futures and options on futures contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

There is a risk of loss by the Fund, including of the initial and variation margin deposits in the event of insolvency or failure to perform of the futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market, with which the Fund has an open position in a futures contract or option on a futures contract, or of a central counterparty (or “clearinghouse”). The assets of the Fund may not be fully protected in the event of the insolvency of the FCM or central counterparty, including, for example, because customers of an FCM (like the Fund) are generally limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers for the relevant account class. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

For the Fund, there is also the risk of loss of margin deposits in the event of insolvency of an FCM with whom the Fund has an open position in the futures contract or option on a futures contract. The purchase of put or call options on futures contracts will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. If the Fund were to borrow money to use for trading purposes, the effects of such leverage would be magnified. Cash posted as margin in connection with the Fund’s futures contracts will not be available to the Fund for investment or other purposes. In addition, the Fund’s futures broker may limit the Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

The CFTC, certain foreign regulators, and many futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions that any person or entity may hold or control in particular futures and options on futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. Unless an exemption applies, all positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limit has been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that positions held by different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified or positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Futures and Options

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific asset, currency, rate or index at a specified future time and at a specified price. Stock index futures are based on investments that reflect the market value of common stock of the firms included in an underlying index. The Fund may enter into futures contracts to purchase securities indexes when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through the FCM. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

Upon entering into a futures contract, the Fund will be required to deliver to an account controlled by the FCM an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the FCM will be made daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”

At any time prior to the expiration of a futures contract and provided there is a liquid market for such position, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. This transaction, which is effected through a member of an exchange, cancels the obligation to purchase or sell of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Options on Futures Contracts

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration of the option, or, in the case of a European style option, on the expiration date of the option. The writer of the option becomes contractually obligated to take the opposite futures position specified in the option.

Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. There are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV per Share of the Fund.

The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the writer were required to take such a position, it could bear substantial losses. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is generally limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

U.S. Federal Tax Treatment of Futures Contracts

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts or options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts or options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts or options contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for the Fund to continue to qualify for U.S. federal income tax treatment as a “regulated investment company” under Section 851 of the Code, at least 90% of the Fund’s gross income for a taxable year must be derived from qualifying sources, including, dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities.

The Fund intends to distribute to shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures transactions and certain options contracts. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments, and shareholders are advised on the nature of the distributions.

Illiquid Investments

The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 of the 1940 Act. The Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The inability of the Fund to dispose of illiquid or not readily marketable investments at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis. In the event that more than 15% of the Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time. In November 2022, the SEC proposed rule amendments which, among other things, would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

Investment Companies

The Fund may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and Rule 12d1-4. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies in excess of the limits discussed above. Rule 12d1-4 permits a registered investment company or a business development company (“BDC”) to acquire the securities of any other registered investment company or BDC in an amount that exceeds the limits set forth in Section 12(d)(1), subject to compliance with certain conditions.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above and while they have no current intention to do so, the Fund may invest in different types of investment companies from time to time, including BDCs. BDCs generally focus on investing in the debt and equity of U.S.-based non-public operating companies, as well as U.S-based public companies with market capitalizations of less than $250 million. A BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, a fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the Fund’s fees and expenses if it invests in a BDC may be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of the Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule 12d1-4.

Issuer Risk

Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large Capitalization Companies

Stock prices of large capitalization companies may be less volatile than those of small- and mid-capitalization companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, and thus, returns on investments in securities of large companies could trail, the returns on investments in securities of small- and mid-sized companies.

Market Risk

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Micro-Capitalization Companies

Micro-capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. Micro-capitalization common stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on larger cap companies.

Small- and Mid-Capitalization Companies

Stock prices of small- and mid-capitalization companies may be more volatile than those of large capitalization companies and, therefore, the Fund’s Share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of small- and mid- capitalization companies are also more vulnerable than those of large capitalization companies to adverse business or economic developments, and the stocks of small- and mid-capitalization companies may be less liquid, making it more difficult for the Fund to buy and sell them. In addition, small- and mid-capitalization companies generally have less diverse product lines than large capitalization companies and are more susceptible to adverse developments related to their products.

National Closed Market Trading Risk

To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

Operational Risk

The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Private Investments in Public Equity

Private investments in public equity (or “PIPEs”) are securities purchased in a private placement that are issued by issuers who have outstanding, publicly traded equity securities. Shares issued in PIPEs are not registered with the SEC and may not be sold unless registered with the SEC or pursuant to an exemption from registration. Generally, an issuer of shares in a PIPE may agree to register the shares after a certain period from the date of the private sale. This restricted period can last many months. Until the public registration process is completed, the resale of the PIPE shares is restricted and the Fund may sell the shares after six months, with certain restrictions, if the Fund is not an affiliate of the issuer (under relevant securities law, a holder of restricted shares may sell the shares after 6 months if the holder is not affiliated to the issuer and the issuer is current in its SEC reporting). Generally, such restrictions cause the PIPE shares to be illiquid during this time. If the issuer does not agree to register the PIPE shares, the shares will remain restricted, not be freely tradable and may only be sold pursuant to an exemption from registration. Even if the PIPE shares are registered for resale, there is no assurance that the registration will be in effect at the time the Fund elects to sell the shares.

Repurchase Agreements

A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, determined to be of comparable quality by the Adviser. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation.

Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term credit rating categories by at least one NRSRO or, if unrated, deemed by the Adviser to be of equivalent quality.

Repurchase agreements pose certain risks for the Fund if it utilizes them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Fund’s performance.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund’s assets. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Fund’s performance.

Securities Lending

The Fund may lend portfolio securities to certain borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Investing cash collateral subjects the Fund to greater market risk, including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity for cash equitization, funding, or under abnormal market conditions. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government- sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by Standard & Poor’s Financial Services LLC, or if unrated, of comparable quality as determined by the Adviser; (v) non- convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Swaps

Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of such swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments. Mandatory exchange-trading on a swap execution facility and clearing is occurring on a phased-in basis based on the type of market participant and regulatory approval of contracts for central clearing and exchange trading. Exchange trading on a swap execution facility and clearing is also available for certain products on a voluntary basis. In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of insolvency of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the insolvency of the FCM or central counterparty because customers of an FCM (like the Fund) are generally limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Exchange-trading on a swap execution facility is expected to increase liquidity and transparency in respect of swaps trading. However, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

In addition, with respect to cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of and more frequent than the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have also adopted rules imposing certain margin requirements, including minimums and required daily margin transfers, on uncleared swaps.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before the Fund can enter into a new trade, market conditions may become less favorable to the Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

London Interbank Offered Rate (“LIBOR”) Transition and Reference Benchmark Risk

LIBOR was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop (e.g., the Secured Overnight Financing Rate (“SOFR”) for USD LIBOR). The transition away from LIBOR to the use of replacement rates has gone relatively smoothly but the full impact of the transition on the Fund or the financial instruments in which the Fund invests cannot yet be fully determined.

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a relatively limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates. There can also be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of the Fund.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares, including, without limitation, the possible tax consequences when the Fund makes distributions or you sell Shares.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

Valuation Risk

The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities or assets that trade low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Warrants and Subscription Rights

Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued, Delayed Delivery and Forward Commitment Securities

A when-issued, delayed-delivery or forward commitment security is one whose terms are available and for which a market exists, but which have not been issued. If the Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into when-issued, delayed-delivery or forward commitment transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.

BOARD OF TRUSTEES OF THE TRUST

Board Leadership Structure

The Board of the Trust consists of nine (9) Trustees of whom seven (7) are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”).

The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (iv) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, the Board or its designee may meet with the Adviser, as appropriate, to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees TCW’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

Through discussions with, and reports provided by, the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee can oversee how management and service providers identify and mitigate key material risks of the Fund.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees

Detailed information about the Trustees and officers of the Fund, including their names, addresses, ages and principal occupations for the last five years, is set forth in the tables below. “Fund Complex” refers to the TCW Strategic Income Fund, Inc. (“TSI”) (consisting of 1 portfolio as of the date of this SAI), TCW Funds, Inc. (consisting of 12 portfolios as of the date of this SAI), the Trust (consisting of 13 portfolios as of the date of this SAI), TCW Metropolitan West Funds, Inc. (consisting of 9 portfolios as of the date of this SAI), and TCW Private Asset Income Fund (consisting of 1 portfolio as of the date of this SAI).

Name and Year of Birth(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

INDEPENDENT TRUSTEES

Patrick C. Haden (1953) Vice Chairman of the Board	Mr. Haden has served as a trustee of the Trust since 2024.	President (since 2003), Wilson Ave. Consulting (business consulting firm).	Auto Club (affiliate of AAA); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

Martin Luther King III (1957)	Mr. King has served as a trustee of the Trust since 2024.	President and Chief Executive Officer (since 1998), The King Center (non-profit organization); Chief Executive Officer (since January 2006), Realizing the Dream (non-profit organization); Independent motivational lecturer (since 1980).	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

Name and Year of Birth(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Peter McMillan (1957)	Mr. McMillan has served as a trustee of the Trust since 2024.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm).	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); TCW Funds, Inc. (mutual fund); TCW DL VII Financing LLC (private fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

Victoria B. Rogers (1961)	Ms. Rogers has served as a trustee of the Trust since 2024.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Causeway Capital Management Trust (mutual fund); Norton Simon Museum (art museum); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

Name and Year of Birth(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Robert G. Rooney (1957)	Mr. Rooney has served as a trustee of the Trust since 2024.	Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Senior Financial Advisor (August 2020 – March 2021), REEF Technology (real estate and technology services company).	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

Michael Swell (1966)	Mr. Swell has served as a trustee of the Trust since 2024.	Retired (since 2021); Partner and Managing Director (2007 – 2021), Goldman Sachs Asset Management (asset management company).	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund); Apollo Realty Income Solutions Inc. (nontraded real estate investment trust).	35

Andrew Tarica (1959) Chairman of the Board	Mr. Tarica has served as a trustee of the Trust since 2023, and Chairman since 2024.	Retired (since December 2024); Chief Executive Officer (2001 – 2024), Meadowbrook Capital Management (asset management company); and Employee (since 2003), Cowen Prime Services (broker-dealer).	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW Spirit Direct Lending, LLC (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund); TCW Steel City Lending BDC (business development company).	35

Name, Year of Birth and Position(s) with the Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

INTERESTED TRUSTEES

Richard M. Villa (1964) Director, President and Principal Executive Officer, Treasurer, Principal Financial Officer and Principal Accounting Officer	Mr. Villa has served as Trustee, President, Principal Executive Officer, Treasurer, Principal Financial Officer and Principal Accounting Officer since 2025.	Executive Vice President, Chief Financial Officer, and Assistant Secretary (since January 2016), TCW LLC and (since July 2008), the Advisor, The TCW Group, Inc., Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC; Chairman, Executive Vice President and Chief Financial Officer (since September 2024), TCW Asset Backed Finance Management Company LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc., (since February 2021), TCW Metropolitan West Funds, and (since September 2024), TCW Private Asset Income Fund.	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

David Vick (1972) Trustee	Mr. Vick has served as a trustee of the Trust since 2025.	Managing Director (since 2006), TCW LLC	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, years of birth and principal occupations during the past five years are set forth below. The address for each officer is c/o TCW Investment Management Company LLC, 515 South Flower Street, Los Angeles, CA 90071. Officers are elected yearly by the Trustees.

Name and Year of Birth(1)	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years(3)

Richard M. Villa (1981)	President, Principal Executive Officer, Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2025	Fund Principal Financial Officer (since 2025); Executive Vice President, Chief Financial Officer, and Assistant Secretary (since January 2016), TCW LLC and (since July 2008), the Advisor, The TCW Group, Inc., Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC; Chairman, Executive Vice President, and Chief Financial Officer (since September 2024), TCW Asset Backed Finance Management Company LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since February 2014), TCW Funds, Inc. and TCW Strategic Income Fund, Inc., (since February 2021), TCW Metropolitan West Funds, and (since September 2024), TCW Private Asset Income Fund.

Alenoush Terzian (1983)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2025	Chief Compliance Officer and Anti-Money Laundering Officer (since August 2025), TCW Funds, Inc. and TCW Metropolitan West Funds; Senior 1940 Act Compliance Officer and Senior Vice President (March 2024 to present), TCW Group, Inc.; Chief Compliance Officer and Director of Operations (May 2021 to March 2024), Jacob Asset Management of New York LLC; Vice President – Fund Administration and Compliance (December 2010 to May 2021), U.S. Bank Global Fund Services

Lisa Eisen (1963)	Tax Officer	Since 2024	Tax Officer (since December 2016), TCW Metropolitan West Funds, TCW Funds, Inc. and TCW Strategic Income Fund, Inc., and (since September 2024), TCW Private Asset Income Fund; Managing Director and Director of Tax (since August 2016), TCW LLC.

Drew Bowden (1961)	Executive Vice President	Since 2024	Executive Vice President, General Counsel and Secretary (since September 2023), the Advisor, Metropolitan West Asset Management, LLC, The TCW Group, Inc., TCW Asset Management Company LLC, TCW LLC and (since September 2024), TCW Asset Backed Finance Management Company LLC; Executive Vice President (since December 2023), TCW Metropolitan West Funds, TCW Funds, Inc. and TCW Strategic Income Fund, Inc. and (since September 2024), TCW Private Asset Income Fund; Chief Operating Officer (August 2021 to September 2023), Western Asset Management Company; Executive Vice President and General Counsel (March 2020 to February 2021), Jackson Financial Inc.

Name and Year of Birth(1)	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years(3)

Peter Davidson (1972)	Vice President and Secretary	Since 2024	Managing Director, Associate General Counsel, and Assistant Secretary (since July 2022), the Advisor, Metropolitan West Asset Management, LLC, TCW Asset Management Company LLC, TCW LLC and (since September 2024), TCW Asset Backed Finance Management Company LLC; Vice President and Assistant Secretary (September 2022 – December 2023), TCW Metropolitan West Funds, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Vice President and Secretary (since December 2023), TCW Metropolitan West Funds, TCW Funds, Inc. and TCW Strategic Income Fund, Inc., and (since September 2024), TCW Private Asset Income Fund; Assistant General Counsel – Investment Products and Advisory Services (2020 – July 2022), The Northwestern Mutual Life Insurance Company.

Eric Chan (1978)	Assistant Treasurer	Since 2025	Managing Director (since November 2006), Metropolitan West Asset Management, LLC and (since 2009), the Advisor, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer (since 2010), TCW Metropolitan West Funds, (since 2009) TCW Funds, Inc. and TCW Strategic Income Fund, Inc. and (since September 2024), TCW Private Asset Income Fund. Mr. Chan is a Certified Public Accountant.

(1)	The address of each Trustee and each officer is c/o The TCW Group, Inc., 515 South Flower Street, Los Angeles, CA 90071.
(2)	Positions with companies may have changed over time.
(3)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Board Committees

Audit Committee. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Adviser. The Audit Committee consists of Ms. Rogers and Messrs. Haden, McMillan, Tarica, Rooney, King and Swell. Each Audit Committee member is an Independent Trustee. The Audit Committee met four (4) times during the fiscal year ended October 31, 2025.

Nominating and Governance Committee. The Nominating and Governance Committee makes recommendations to the Board of Trustees regarding nominations for membership on the Board of Trustees. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Adviser and other principal service providers of the Trust. The Nominating and Governance Committee periodically reviews trustee compensation and recommends any appropriate changes to the Board. The Nominating and Governance Committee also reviews, and may make recommendations to the Board of Trustees relating to those, issues that pertain to the effectiveness of the Board in carrying out its responsibilities of overseeing the management of the Trust and also considers general matters of Company governance and operations of the Board of Trustees. The Nominating and Governance Committee consists of Ms. Rogers and Messrs. Haden, McMillan, Tarica, Rooney, King and Swell. Each Nominating and Governance Committee member is an Independent Trustee. The Nominating and Governance Committee met four (4) times during the fiscal year ended October 31, 2025.

The Nominating and Governance Committee will consider potential trustee candidates recommended by shareholders provided that the proposed candidates satisfy the Trustee qualification requirements provided in the Trust’s Nominating and Governance Committee Charter and are not “interested persons” of the Trust within the meaning of the 1940 Act. In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and for the shareholders submitting the nominations, the Nominating and Governance Committee has looked to recent SEC promulgations regarding Trustee nominations for guidance.

Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board of Trustees performs a risk oversight function for the Fund consisting, among other things, of the following activities:

General Oversight. The Board of Trustees regularly meets with, or receives reports from, the officers of the Trust and representatives of key service providers to the Trustees, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the operational activities of the Fund and to provide direction with respect thereto.

Compliance Oversight. The Board of Trustees reviews and approves the procedures of the Trust established to ensure compliance with applicable federal securities laws. The Board of Trustees keeps informed about how the Fund’s operations conform to its compliance procedures through regular meetings with, and reports received from, the Trust’s Chief Compliance Officer and other officers.

Investment Oversight. The Board of Trustees monitors investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board of Trustees also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board of Trustees monitors the Fund’s investment practices and reviews the Fund’s investment strategies with management and receives focused presentations.

Valuation Oversight. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the “Valuation Designee” for purposes of making fair valuation determinations with respect to the Fund’s portfolio holdings, subject to oversight by the Board. The Board of Trustees receives regular reports on the use of fair value prices and the effectiveness of the Fund’s valuation procedures.

Financial Reporting. Through its Audit Committee, the Board of Trustees meets regularly with the Trust’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Trust’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills

The Board took into account a variety of factors in the original selection of candidates to serve as a Trustee, including the then composition of the Board. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, the Trustees also possess various other intangible qualities such as intelligence, work ethic, the ability to work together, to communicate effectively, to ask incisive questions and exercise judgment, and to oversee the business of the Trust. The Board also considered, among other factors, the particular attributes described below with respect to the various individual Trustees. The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than otherwise would be the case.

Patrick C. Haden. Mr. Haden, the Independent Vice Chairman of the Board of Trustees, is President of Wilson Ave. Consulting. From July 2016 through June 2017, Mr. Haden served as the Senior Advisor to the President of the University of Southern California. He also currently serves on the board of directors of Auto Club, an affiliate of AAA, the TCW Funds, Inc., TCW Metropolitan West Funds and TSI. Previously, he was the Athletic Director of the University of Southern California. Mr. Haden is a Rhodes Scholar and prior to August 2010, was a member of the board of trustees of the University of Southern California.

Martin Luther King III. Mr. King is a nationally prominent community leader and organizer. He has had leadership positions with various community organizations, including serving as President and Chief Executive Officer of The King Center (since 1998) and as Chief Executive Officer of Realizing the Dream (since January 2006). He has served on the board of TCW Funds Inc., since 2024 and TCW Metropolitan West Funds since 1997.

Peter McMillan. Mr. McMillan, the Chair of the Nominating and Governance Committee, is a Co-Founder of Pacific Oak Capital Advisors, an investment advisory firm and Co-Founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm. He is a Co-Founder of KBS Capital Advisors, a manager of real estate investment trusts, and from 2005 through 2019, served as Executive Vice President. Mr. McMillan serves on the boards of various Pacific Oak real estate investment trusts, TSI, TCW Funds, Inc., TCW Metropolitan West Funds, and TCW DL VII Financing LLC. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the Executive Vice President and Chief Investment Officer of Sun America Investments, Inc. Prior to 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Victoria B. Rogers. Ms. Rogers is President and Chief Executive Officer of The Rose Hills Foundation. She also serves on the boards of The Rose Hills Foundation, Norton Simon Museum, Saint John’s Health Center Foundation, TCW Funds, Inc., TSI, TCW Metropolitan West Funds, and Causeway Capital Management Trust. Previously, Ms. Rogers served on the boards of The Chandler School, The Hotchkiss School, Polytechnic School, Stanford University, USA Water Polo, USC Rossier School of Education, and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations, and foundation management, having been previously employed by Deloitte, Security Pacific Bank and The Whittier Trust Company.

Robert G. Rooney. Mr. Rooney, a CPA and the Chair of the Audit Committee, is a transformation leader with over 35 years of senior executive and board experience with private equity backed and public companies, including in-depth experience with financial and compliance matters. In 2022, he formed a financial advisory firm, RGR Advisors CT, LLC. He has served as Chief Financial and Administrative Officer and Senior Financial Advisor of Reef Technology from November 2018 to March 2021. He was Chief Financial Officer of Citizens Parking Inc. from January 2018 to November 2018 (when a major division was sold to Reef), Chief Financial Officer of Novitex Enterprise Solutions, Inc. from 2015 to 2017, Partner at Televerse Media from 2011 to 2015, and was Chief Financial Officer and then Chief Operating Officer for Affinion Group and its predecessors from 2001 to 2011. Mr. Rooney has served on the boards of the TCW Metropolitan West Funds since 2009 and TCW Funds, Inc. since February 2024.

Michael Swell. Mr. Swell has many years of experience as an executive in the securities industry. He served as Partner and Managing Director of Goldman Sachs Asset Management from 2007 to 2021 where he led portfolio management globally across all fixed income products. He founded and served as portfolio manager on a number of flagship fixed income funds/strategies and has successfully trained, mentored, and managed a large number of employees. Prior to joining Goldman Sachs, Mr. Swell was a senior managing director and led the fixed income team at Friedman, Billings & Ramsey. Prior to Friedman, Billings & Ramsey, Mr. Swell was vice president and head of securities sales and trading at Freddie Mac. Mr. Swell has served on the boards of the Trust, TCW Funds, Inc. and TCW Metropolitan West Funds since February 2024.

Andrew Tarica. Since 2001, Mr. Tarica was Chief Executive Officer of Meadowbrook Capital Management, a fixed-income credit asset management company that also manages a fixed income credit fund from 2001 to 2024. From 2003 through 2010, Mr. Tarica served as an employee of the broker-dealer business of Sanders Morris Harris, a Houston, Texas-based asset manager and broker-dealer, where he managed a fixed-income portfolio. Sanders Morris Harris’ broker-dealer business became Concept Capital Markets, LLC in 2010. In September 2015, Concept Capital Markets, LLC was purchased by Cowen & Co, where Mr. Tarica was employed until January 2022. From 1992 to 1999 Mr. Tarica was the global head of the high grade corporate bond department at Donaldson, Lufkin & Jenrette. From 1990 to 1992 he ran the investment grade sales and trading department at Kidder Peabody. He began his career at Drexel Burnham in 1983 in the investment grade trading area, where he eventually became the head of trading. Mr. Tarica also serves on the boards of the TCW Funds, Inc., TSI, TCW Direct Lending VII, LLC, TCW Direct Lending VIII, LLC, TCW Star Direct Lending, LLC, TCW Metropolitan West Funds, and TCW Steel City Senior Lending BDC.

David Vick. Mr. Vick is Managing Director and Co-Head of Fixed Income Portfolio Specialists for TCW, covering Multi-Sector strategies in the Fixed Income group and responsible for communicating investment strategies, performance, and outlook for multi-sector fixed income portfolios. He has extensive knowledge of asset management having previously served as a Core Bond Product Manager at Payden & Rygel Investment Management in addition to his time at Pacific Investment Management Company (PIMCO) where he served as Vice President of Account Management. Mr. Vick began his career as a Fixed Income Research Analyst at Salomon Brothers Inc. Mr. Vick holds a BS in Engineering from Harvey Mudd College, and an MBA from the UCLA Anderson School of Management. He is a CFA charterholder.

Richard Villa. Richard M. Villa. Mr. Villa is Executive Vice President and Chief Financial Officer of the TCW Group, Inc., TCW LLC, the Adviser, TCW Asset Management company LLC, and Metropolitan West Asset Management, LLC. In this role, he is responsible for managing the financial operations of TCW. Mr. Villa is also President, Principal Executive Officer, Treasurer, and Principal Financial Officer of TCW Metropolitan West Funds, TCW ETF Trust, TCW Strategic Income Fund, Inc., and TCW Private Asset Income Fund. Prior to joining TCW as Controller in 2002, Mr. Villa was a Senior Vice President and Director of Finance for Fidelity Federal Bank where he was responsible for the treasury and accounting functions of the bank. Previously, he was an Audit Manager with Deloitte & Touche where he specialized in serving financial services companies, including banks and investment companies. Before that, he was in the management training program of Union Bank of California. Mr. Villa received his BS in Finance from Arizona State University and is a Certified Public Accountant in the state of California and a member of the American Institute of Certified Public Accountants.

Equity Ownership of Trustees

The following tables set forth the equity ownership of the Trustees, as of December 31, 2025, in the Fund and in all registered investment companies overseen by the Trustees in the same family of investment companies as the Fund, which as of December 31, 2025 included the Trust, TCW Funds, TSI, and TCW Metropolitan West Funds. The codes for the dollar ranges of equity securities owned by the Trustees are: (a) $1-$10,000, (b) $10,001-$50,000, (c) $50,001-$100,000; and (d) over $100,000.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Patrick C. Haden	TCW Securitized Income ETF	None	(d)

Martin Luther King III	TCW Securitized Income ETF	None	(a)

Peter McMillan	TCW Securitized Income ETF	None	(d)

Victoria B. Rogers	TCW Securitized Income ETF	None	(d)

Robert G. Rooney	TCW Securitized Income ETF	None	(d)

Michael Swell	TCW Securitized Income ETF	None	(d)

Andrew Tarica	TCW Securitized Income ETF	None	(d)

Richard Villa	TCW Securitized Income ETF	None	(d)

David Vick	TCW Securitized Income ETF	None	(d)

(1)	TCW Securitized Income ETF did not commence operations prior to December 31, 2025.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or the Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Trustee Compensation

Each current Independent Trustee is paid an annual retainer of $27,500 per calendar year, plus a per meeting fee of $1,500 for in person attendance and $250 for telephonic attendance for each meeting of the Board of Trustees attended by such Independent Trustee. The Chairman of the Board of Trustees receives an additional annual retainer of $10,500, the Vice Chairman of the Board of Trustees receives an additional annual retainer of $7,000, and the Chair of the Audit Committee and the Nominating and Governance Committee are each paid an additional annual retainer of $1,750.

Annual Trustee compensation may be reviewed periodically and changed by the Board.

For the fiscal year ended October 31, 2025, the Independent Trustees were paid the following aggregate compensation by the Trust:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Andrew Tarica, Trustee	$45,750	-	-	$469,750
Patrick C. Haden, Trustee	$42,250	-	-	$433,750
Martin Luther King III, Trustee	$35,250	-	-	$361,750
Peter McMillan, Trustee and Chair of the Nominating and Governance Committee**	$37,000	-	-	$379,750
Victoria B. Rogers, Trustee	$35,250	-	-	$361,750
Robert G. Rooney, Trustee and Chair of the Audit Committee**	$37,000	-	-	$379,750
Michael Swell, Trustee	$35,250	-	-	$361,750

*	Includes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board. The term “Fund Complex” refers to the TCW Strategic Income Fund, Inc. (“TSI”) (consisting of 1 portfolio as of the date of this SAI), TCW Funds, Inc. (consisting of 12 portfolios as of the date of this SAI), TCW ETF Trust (consisting of 13 portfolios as of the date of this SAI), TCW Metropolitan West Funds (consisting of 8 portfolios as of the date of this SAI), and TCW Private Asset Income Fund (consisting of 1 portfolio as of the date of this SAI).
**	Mr. Rooney and Mr. McMillan served as Chair of the Audit Committee and Chair of the Nominating and Governance Committee, respectively.

Limitation of Trustees’ Liability

The Second Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides that a Trustee shall not be liable for errors of judgment or mistakes of fact or law and shall not be responsible or liable for any act or omission, errors of judgment, mistakes of fact or law, or for neglect or wrongdoing of them or any officer, agent, employee, investment advisor or independent contractor; provided that nothing in the Declaration of Trust shall protect any Trustee or officer of the Trust against liability to the Trust or to shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides that the Trust or the applicable series of the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof. However, neither a Trustee nor officer of the Trust shall be entitled to indemnification against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Management of the Fund.”

Investment Adviser

TCW, located at 515 South Flower Street, Los Angeles, CA 90071, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the 1940 Act.

TCW Investment Management Company LLC (the “Adviser”) is a wholly owned subsidiary of The TCW Group, Inc., a Nevada corporation (“TCW”). The Carlyle Group, LP, a global alternative asset manager organized under the laws of Delaware, may be deemed to be a control person of the Adviser by reason of its control of certain investment funds that indirectly hold a controlling interest in the voting stock of TCW. In addition, TCW management and employees as a group may be deemed to be a control person of the Advisor by reason of their collective ownership of equity in TCW. Nippon Life Insurance Company, a mutual insurance company organized under the laws of Japan, holds a non-controlling minority equity interest in TCW.

For its investment advisory services to the Fund, the Adviser is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.40%. The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses, as may be specified in a separate letter of agreement.

Pursuant to the Investment Advisory Agreement between the Adviser and the Trust (entered into on behalf of the Fund), the Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to the Adviser hereunder; and (v) litigation expenses (including fees and expenses of counsel retained by or on behalf of the Trust or the Fund) and any fees, costs or expenses payable by the Trust or the Fund pursuant to indemnification obligations to which the Trust or such Fund may be subject (pursuant to contract or otherwise); and (vi) any extraordinary expenses, as determined by a majority of the Independent Trustees.

The Investment Advisory Agreement continues in effect with respect to the Fund for an initial term of two years and is renewed on a year-to-year basis thereafter, provided that continuance, with respect to the Fund, is approved at least annually by specific approval of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Investment Advisory Agreement will terminate automatically.

Pursuant to the Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

The Fund did not commence investment operations prior to the date of this SAI.

Other Accounts Managed by the Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Portfolio Managers of the Fund managed in addition to the Fund.

	Other Accounts Managed (As of October 31, 2025)			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets (millions) in Accounts in Category	Number of Accounts in Category	Total Assets (millions) in Accounts in Category
Elizabeth Crawford
	Registered investment companies	2	$1,831	0	$0
	Other pooled investment vehicles	5	$1,123	2	$267
	Other accounts	25	$11,364	2	$2,851
Palak Pathak
	Registered investment companies	1	$22	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	1	$135	0	$0
Peter Van Gelderen
	Registered investment companies	3	$2,204	0	$0
	Other pooled investment vehicles	5	$1,123	2	$267
	Other accounts	25	$11,365	2	$2,851
Bryan T. Whalen
	Registered investment companies	25	$72,069	0	$0
	Other pooled investment vehicles	26	$9,359	3	$452
	Other accounts	194	$70,712	10	$7,092

Portfolio Manager Compensation

The Portfolio Managers are compensated by the Adviser in the form of current compensation (salaries) plus deferred compensation (ownership units in the Adviser).

Portfolio Managers’ Share Ownership

Fund	Individual(s)	Dollar Range of Equity Securities (as of October 31, 2025)
TCW Securitized Income ETF
	Elizabeth Crawford	None*
	Peter Van Gelderen	None*
	Palak Pathak	None*
	Bryan T. Whalen	None*

*	TCW Securitized Income ETF did not commence operations prior to October 31, 2025.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Fund and accounts of any affiliates thereof, that may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund or the other account. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices that the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance-based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

Custodian

State Street Bank & Trust Company (State Street), located at One Congress Street Boston, MA 02114, serves as custodian for the Fund pursuant to a custody agreement. In that capacity, State Street holds the Fund’s assets.

The Transfer Agent and Administrator

State Street serves as transfer agent and administrator for the Fund pursuant to an administrative and transfer agency agreement (the “State Street Administration Agreement”). Under the State Street Administration Agreement, State Street provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services, as well as with transfer agency and accounting services. The State Street Administration Agreement provides that the administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the State Street Administration Agreement relates, except a loss resulting from the administrator’s refusal or failure to comply with the terms of the State Street Administration Agreement or from the administrator’s bad faith, negligence, or willful misconduct in the performance of its duties under the State Street Administration Agreement.

The Distributor

Foreside Financial Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101 (“Distributor”), serves as the distributor of Creation Units for the Trust on an agency basis. The Trust has entered into a Distribution Agreement with the Distributor (“Distribution Agreement”), under which the Distributor, as agent, reviews and approves orders by Authorized Participants to create and redeem shares in Creation Units. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

The Distributor may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of Shares. The Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an Authorized Participant (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Adviser or its affiliates, out of its own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), make payments to certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares. Such compensation is paid to certain Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, including from the Adviser and its affiliates, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive.

Securities Lending Agent

To the extent that the Fund engages in securities lending, a securities lending agent (the “Lending Agent”) will act on behalf of the Fund subject to the overall supervision of the Adviser, pursuant to a written agreement (the “Securities Lending Agency Agreement”).

The Fund retains a portion of the securities lending income and remit the remaining portion to the Lending Agent as compensation for its services. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. The Lending Agent bears all operational costs directly related to securities lending.

Counsel

Ropes & Gray LLP serves as counsel to the Fund.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

Independent Proxy Voting Advisory Firm

Glass Lewis & Co., LLC, located at 100 Pine Street, Suite 1925, San Francisco, CA 94111, is the independent proxy voting advisory firm for the Fund.

PORTFOLIO HOLDINGS INFORMATION

On each Business Day, prior to the opening of regular trading on the Fund’s primary listing exchange, the Fund discloses on its website (https://tcw.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculations.

In addition, certain information may also be made available to certain parties:

●	Communications of Data Files: The Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on https://tcw.com prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e. Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on https://tcw.com after the close of markets in the U.S.

●	Communications with Authorized Participants and Liquidity Providers: Certain employees of the Adviser are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption.

The Adviser’s employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund’s current registration statements.

●	Communications with Listing Exchanges: From time to time, employees of the Adviser may discuss portfolio holdings information with the applicable primary listing exchange for the Fund as needed to meet the exchange listing standards.

●	Communications with Other Portfolio Managers: Certain information may be provided to employees of the Adviser who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.

●	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to https://tcw.com.

●	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Fund, auditors, regulators, and certain third-party service providers (i.e., fund administrator, custodian, transfer agent, distributor, proxy voting service) and other entities for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Fund, the terms of the current registration statements and federal securities laws and regulations thereunder.

The Trust’s Chief Compliance Officer or her delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust and the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICY

The Board of Trustees has delegated the Trust’s proxy voting authority to the Adviser.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent twelve-month period ended June 30 is available:

1.	without charge, upon request, by calling (866) 364-1383;

2.	free of charge, on the Trust’s website at www.TCW.com; or

3.	on the SEC’s website at http://www.sec.gov.

When the Trust receives a request for its proxy voting record, it will send the information disclosed in the Trust’s most recently filed report on Form N-PX via first-class mail (or other means designed to ensure equally prompt delivery) within three business days of receipt of the request. The Trust also posts Form N-PX on its website as soon as is reasonably practicable after it is filed with the SEC.

The following is a summary of the proxy voting guidelines of the Adviser.

TCW INVESTMENT MANAGEMENT COMPANY LLC

SUMMARY OF GLOBAL PROXY VOTING POLICY

TCW, through certain subsidiaries and affiliates acts as investment advisor for a variety of clients, including US-registered investment companies. TCW has the right to vote proxies on behalf of its US registered investment company clients and other clients, and believes that proxy voting rights can be a significant asset of its clients’ holdings.

Accordingly, TCW seeks to exercise that right consistent with its fiduciary duties on behalf of its clients. This policy applies to all discretionary accounts over which TCW has proxy voting responsibility or an obligation to provide proxy voting guidance with respect to the holdings it advises on a model or wrap basis.

While the Global Proxy Voting Policy (the “Policy”) outlined here are written to apply internationally, differences in local practice and law make a universal application of these guidelines impractical. As a consequence, it is important to note that TCW maintains the flexibility to vote proxies on a case by case basis on a facts and circumstances analysis, reflecting the effects on the specific company and unique attributes of the industry and/or geography. In addition, this document serves as a set of general guidelines, not hardcoded rules, which are designed to aid us in voting proxies for TCW and not necessarily in making investment decisions. At TCW, we reserve the right in all cases to vote in contravention of the guidelines outlined in this Policy where doing so is judged to represent the best interests of its clients in the specific situation.

Engagement Philosophy

As we seek to deliver on our client’s financial objectives, engagement is an are integral components of TCW’s research and investment process. Our data-informed engagement practices achieve several objectives. The information elicited from these practices not only helps improve our fundamental research, but may also highlight best practices that can address critical, financially material issues in areas of sustainability, corporate governance, or executive compensation.

Our approach to engagement encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all our investments, spanning equity and fixed income, in both private and public markets. Proxy voting is primarily relevant to public equities. Situations in which we find ourselves as a significant or controlling shareholder, or situations where we are the lead debt holder in a special situation occur primarily within our private business and demand a more tailored approach. We also actively engage with the industry in question to help leverage our expertise and improve industry practices more broadly.

Our portfolio managers, research analysts, and sustainable investment analysts collaborate closely in our ongoing dialogues with companies, investee entities, as well as suppliers, customers, competitors, and the broader industry. Our objective is, wherever feasible, to pursue engagement in an integrated fashion, bringing together investment professionals from sustainability and fundamental research teams.

The depth and breadth of TCW’s investments provides an important platform by which we engage with companies and other entities. Engagement activities may help us in efforts to advance best practices in corporate governance, transparency, and the management of identified material risks to ultimately drive long-term value in the investments we make on behalf of our clients.

Engagement is a dynamic and long-term process that evolves over multiple years. Our analysts continually reinforce and monitor our engagement objectives during their regular interactions with companies and other entities. Lack of responsiveness or progress is duly reflected in our assessments of investee entities, potentially leading to further actions as deemed necessary. We maintain a record of our engagements and may provide our clients an overview of both the volume and depth of engagements upon request. In 2024, TCW was named a signatory to the UK Stewardship Code. Our latest UK Stewardship Code report is public and available at the following link: https://media.frc.org.uk/documents/2024_UK_Stewardship_Report_FINAL.pdf.

Proxy Voting Procedures

TCW will make every reasonable effort to execute proxy votes on behalf of its clients prior to the applicable deadlines. However, TCW often relies on third parties, including custodians and clients, for the timely provision of proxy ballots. TCW may be unable to execute on proxy votes if it does not receive requisite materials with sufficient time to review and process them.

Furthermore, TCW may receive ballots for some strategies for which the typical expression of our engagement and stewardship policies may not be possible. For instance, some strategies may only hold securities for a short period of time. For ballots received for securities held in these strategies, TCW may elect not to vote.

Proxy Committee

In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing and maintaining the Policy, overseeing the internal proxy voting process, and reviewing proxy voting proposals and issues that may not be covered by the Policy. The Proxy Committee has been working with TCW’s equity investment teams to evolve TCW’s engagement process, proxy voting philosophy, scope of coverage, and execution.

Proxy Voting Services

TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Policy (or, if applicable, according to guidelines submitted by TCW’s clients) by providing proxy research, an enhanced voting technology solution, and record keeping and reporting system(s). To supplement its own research and analysis in determining how best to vote a particular proxy proposal, TCW may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. TCW does not as a policy follow the assessments or recommendations provided by the proxy voting service without its own determination and review. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests.

Sub-Adviser

Where TCW has retained the services of a Sub-Adviser to provide day-to-day portfolio management for the portfolio, TCW may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows TCW’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of TCW’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, TCW will cast its votes according to the Policies or any applicable guidelines provided by TCW’s clients. In cases where a conflict of interest exists and there is no predetermined vote, the Proxy Committee will vote the proposals in a manner consistent with established conflict of interest procedures.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. TCW shall disclose the present policy as well as the results of its implementation (including the way TCW has voted) on its website in accordance with applicable law.

TCW or an Outside Service will keep records of the following items: (i) Proxy Voting Policies and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response; and (v) any documents prepared by TCW that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least seven years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes the Policy for both international and domestic portfolios and clients, there are some differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, TCW will make every reasonable effort to vote such proxies.

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

A copy of the Policy is also available on the Trust’s website at https://tcw.com.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Creation and Redemption of Creation Units — Creation Transaction Fee” and “—Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed the Fund’s portfolio transactions in connection with such orders.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

In certain instances, the Adviser may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by the Adviser or the other affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. The Adviser may deal, trade and invest for its own account in the types of securities in which the Fund may invest. The Adviser may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with the Adviser, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

As permitted by Section 28(e) of the Exchange Act, the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the Exchange Act) to the Adviser an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that the commission is reasonable given the brokerage and/or research services provided by the broker-dealer.

In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between the Adviser and the Trust because the Adviser does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Fund transactions to pay for them. In addition, the Adviser may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.

Brokerage Commissions Paid. The following tables set forth certain information regarding the Fund’s payment of brokerage commissions for the fiscal year ending October 31, 2025, including payments to brokers who are affiliated persons of the Fund.

Name of the Fund	Period From [_], 2025 through October 31, 2025
TCW Securitized Income ETF	$0*

*	TCW Securitized Income ETF did not commence operations prior to October 31, 2025.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Fund Summary —Principal Investment Risks”, “Additional Information About Principal Investment Strategies and Related Risks,” “How Shares Are Priced” and “How To Buy And Sell Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

The Shares of the Fund are listed on the NYSE and will trade in the secondary market at prices that may differ to some degree from its NAV. The NYSE may but is not required to remove the Shares of the Fund from listing if: (1) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (2) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, or (3) such other event shall occur or condition exists that, in the opinion of the NYSE, makes further dealings on the NYSE inadvisable. In addition, the NYSE will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the NYSE necessary to maintain the listing of Shares of the Fund will continue to be met.

As in the case of other securities traded on the NYSE, brokers’ commissions on transactions are based on negotiated commission rates at customary levels.

An intra-day NAV is based on a securities component and a cash component (or an all cash amount) that comprises that day’s Creation Deposit (as defined below), as disseminated prior to that Business Day’s commencement of trading.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “How To Buy and Sell Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the NYSE.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Fund will issue and sell Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Distribution of Shares

In connection with its launch, the Fund was seeded through the sale of one or more Creation Units to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants or a lead market maker, other third party investor or an affiliate of the Fund or the Adviser purchasing from an Authorized Participant. Each such initial investor and any other affiliate of the Fund or the Adviser may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares. Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant. Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act, in connection with such sales. Any Selling Shareholder and any other person participating in such distribution will be subject to any applicable provisions of the Exchange Act and the rules and regulations thereunder.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of Deposit Cash to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Fund, through NSCC, make available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of a Fund Deposit from certain corporate actions.

Procedures for Purchase of Creation Units

To be eligible to place orders with the transfer agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker- dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern Time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the NYSE closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the transfer agent will notify the custodian of such order. The custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the transfer agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the transfer agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the transfer agent, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the transfer agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the transfer agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the transfer agent plus the brokerage and related transaction costs associated with such purchases.

The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the transfer agent with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of a Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the custodian, the transfer agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the custodian, a sub-custodian, the transfer agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The transfer agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the transfer agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the transfer agent, the custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The current standard fixed creation transaction fee for the Fund, which is the same for each creation transaction regardless of the number of Creation Units created in the transaction, is set forth in the table below.

TCW Securitized Income ETF	$[_]

The Fund may adjust the standard fixed creation transaction fee from time to time. The standard fixed creation fee may be reduced or waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 3% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional cost (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemptions

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the transfer agent and only on a Business Day. Except upon liquidation of the Fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee

A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The current standard fixed redemption transaction fee for the Fund, which is the same for each redemption transaction regardless of the number of Creation Units redeemed in the transaction, is set forth in the table below.

TCW Securitized Income ETF	$[_]

The Fund may adjust the standard fixed redemption transaction fee from time to time. The standard fixed redemption fee may be reduced or waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the transfer agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the transfer agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the transfer agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the transfer agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the transfer agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Units to be redeemed to the transfer agent, on behalf of the respective Fund, at or prior to the time specified by the Fund or the custodian on the Business Day after the date of submission of such redemption request, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash USD having a value (marked to market daily) of at least 105% of the value of the missing shares, which the Trust may change from time to time (and at its own discretion). Such collateral must be delivered no later than the time specified by the Fund or the custodian on the Business Day after the date of submission of such redemption request or the day prior to settlement of the redemption order, whichever is earliest. The fees of the custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Trust may use such collateral at any time to purchase the missing shares, and will subject the Authorized Participant to liability for any shortfall between the cost of the Trust acquiring such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Additional Redemption Procedures

In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for the Fund. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Custom Baskets

Creation and Redemption baskets may differ and the Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. The Adviser has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund’s policies and procedures.

DETERMINATION OF NET ASSET VALUE

The NAV of shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

If market quotations are not readily available, securities or other assets will be valued at their fair value as determined in good faith by the Adviser which the Board has appointed as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Fund value foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates, typically at 4:00 p.m. Eastern Time. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAVs by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund and its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under the Code. As such, the Fund should not be subject to corporate-level federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its “investment company taxable income” (generally its net ordinary income plus the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if certain other actions are taken following the identification of the failure. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a corporate-level U.S. federal income tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of requalifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s investment company taxable income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. In order to qualify as a RIC, and avoid being subject to federal income or excise taxes at the fund level, the Fund intends to distribute substantially all of its investment company taxable income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to RICs.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at reduced rates.

Qualified dividend income includes, in general and subject to certain holding period and other requirements, dividend income from certain domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or another underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such RIC or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. Further, a direct REIT shareholder may claim a 20% qualified business income deduction for certain ordinary REIT dividends received by the shareholder. The Fund is generally permitted to pass through this special treatment to its shareholders when paying the dividends attributable to such income, subject to certain restrictions and requirements.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Dividends received by the Fund from an ETF or another underlying fund taxable as a RIC or a REIT are eligible for a dividends-received deduction when distributed to Fund shareholders generally only to the extent so reported by such RIC or REIT. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares

A sale or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long- term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

Authorized Participants who are dealers in securities are subject to the tax rules applicable to dealers, which may result in tax consequences to such Authorized Participants different from those set forth above.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or group of purchasers) will generally not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders

Distributions of the Fund’s investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund generally will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

In addition, with respect to certain distributions made by the Fund to non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to the shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, the Fund may designate all, some or none of its potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of its distributions, may be ineligible for this potential exemption from withholding. Moreover, in the case of shares of the Fund held through an intermediary, the intermediary may withhold U.S. federal income tax even if the Fund designates a payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of the Fund’s dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by the Fund.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of the Fund’s shares, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States, or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of Fund shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for such a non-U.S. shareholder.

The Fund is required to withhold U.S. tax (at a 30% rate) on taxable dividends and may in the future be required to withhold U.S. tax on redemption proceeds, in each case, paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with registration, reporting and/or withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements

Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Tax

In those states that have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. Potential investors should consult their own tax advisers regarding the state and local tax consequences of an investment in the Shares.

Tax Treatment of Portfolio Transactions

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as RICs. To the extent the Fund invests in underlying funds that are taxable as RICs, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Permitted Investments” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options and forward contracts) as well as its other hedging, short sale, or similar transactions, if any, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain their qualification as RICs and avoid corporate-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between their book income and their taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to shareholders, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC Investments. The Fund may make certain investments in entities treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. If the Fund acquires shares in a PFIC, the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from any such excess distributions or gains. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to the Fund. Alternatively, the Fund may can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in the Fund’s income. Under either election, the Fund may be required to recognize in a year income in excess of its distributions from PFICs and the Fund’s proceeds from dispositions of PFIC stock during that year, and the Fund must distribute such income to satisfy the distribution requirements.

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders.

Foreign Taxation. Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

CAPITAL STOCK

The Trust currently is comprised of twelve investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each whole Share is entitled to one vote with respect to matters upon which it is entitled to vote under the Declaration of Trust and consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share is entitled to a proportional fractional vote. Shares of the Fund vote together as a single class except that if the matter being voted on affects only one or more particular Funds it will be voted on only by all such affected Funds, and if a matter affects a particular Fund differently from other Fund, that Fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under the Declaration of Trust, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

SHAREHOLDER REPORTS

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

With respect to the Fund, shareholder inquiries may be made by writing to the Trust at TCW ETF Trust, c/o State Street Bank & Trust Company, One Congress Street Boston, MA 02114.

FINANCIAL STATEMENTS

The Trust’s Annual Report and Semi-Annual Report for the Fund will be available at no charge by calling the toll-free number (866) 364-1383 during normal business hours. The audited financial statements of the Predecessor Mutual Fund within the TCW Metropolitan West Funds’ report to shareholders for the fiscal period ended March 31, 2025, the notes thereto, and the report of TCW Metropolitan West Funds’ independent registered public accounting firm thereon are incorporated herein by reference to the TCW Metropolitan West Funds’ annual report to shareholders, which was filed with the SEC on Form N-CSR on June 5, 2025 (Accession Number: 0001193125-25-135273). Copies of TCW Metropolitan West Funds’ annual report are available at no charge by calling the toll-free number (800) 241-4671 during normal business hours.

DISCLAIMERS

Shares of the Trust are not sponsored, endorsed, or promoted by the NYSE. The NYSE makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The NYSE is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The NYSE has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. Morningstar, Inc. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Morningstar® US Large Cap Select Index℠ or the Morningstar® US Market Extended TR USD Index℠ (the “Morningstar Indexes”) to track general stock market performance. Morningstar, Inc.’s only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar, Inc. and the Morningstar Indexes which are determined, composed and calculated by Morningstar, Inc. without regard to the Adviser or the Fund. Morningstar, Inc. has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Morningstar Indexes. Morningstar, Inc. is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is converted into cash. Morningstar, Inc. has no obligation or liability in connection with the administration, marketing or trading of the Fund.

MORNINGSTAR, INC. EXPRESSLY DISCLAIMS ANY WARRANTY AROUND THE ACCURACY, COMPLETENESS AND/OR TIMELINESS OF THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR, INC. SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR, INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR USERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN. MORNINGSTAR, INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TCW ETF TRUST

PART C

Other Information

Item 15.	Indemnification.

Reference is made to the Second Amended and Restated Agreement and Declaration of Trust (the “Declaration”) incorporated by reference to the Registration Statement of TCW ETF Trust (the “Registrant” or “Trust”) on Form N-1A (Registration Nos. 333-249926 and 811-23617) (the “Registration Statement”) filed December 29, 2023.

Nothing contained in the Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to the extent such indemnification is prohibited by applicable federal law.

Item 16.	Exhibits.

(1)(a)	Certificate of Trust dated October 26, 2020, as filed with the Office of the Secretary of State of the State of Delaware on October 26, 2020, for the Registrant is incorporated by reference to the Registrant’s Registration Statement filed November 6, 2020.

(1)(b)	Certificate of Amendment dated December 21, 2020 to the Certificate of Trust of the Registrant, as filed with the Office of the Secretary of State of Delaware on December 21, 2020 is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(1)(c)	Certificate of Amendment dated October 13, 2023 to the Certificate of Trust of the Registrant, as filed with the Office of the Secretary of State of Delaware on October 12, 2023 is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(1)(d)	Second Amended and Restated Agreement and Declaration of Trust of the Registrant dated October 13, 2023 (the “Declaration”) is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(2)	Second Amended and Restated By-Laws of the Registrant dated October 13, 2023 (the “By-Laws”) is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith.

(5)(a)	Portions of the Declaration relating to shareholders’ rights are incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(5)(b)	Portions of the By-Laws relating to shareholders’ rights are incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(6)	Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC (the “Adviser”) is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(7)(a)	Distribution Agreement between the Registrant and Foreside Financial Services LLC (“Foreside”) is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(7)(b)	Distribution Services Agreement between the Adviser and Foreside is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(8)	Not Applicable.

(9)	Custody Agreement between the Registrant and State Street Bank and Trust Company (“State Street”) is incorporated by reference to the Registrant’s Registration Statement filed June 18, 2024.

(10)	Not Applicable.

(11)	Opinion and consent of Morris, Nichols, Arsht & Tunnell LLP as to the legality of the securities being registered is filed herewith.

(12)	Opinion and consent of Ropes & Gray LLP as to tax matters to be filed by amendment.

(13)(a)	Administration Agreement between the Registrant and State Street is incorporated by reference to the Registrant’s Registration Statement filed June 18, 2024.

(13)(b)	Transfer Agency and Service Agreement between the Registrant and State Street is incorporated by reference to the Registrant’s Registration Statement filed June 18, 2024.

(13)(c)	Form of Authorized Participant Agreement is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(13)(d)	Principal Financial Officer/Treasurer Agreement between the Registrant and Foreside Fund Officers Service, LLC (“Foreside Fund Officers”) is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(13)(e)	Chief Compliance Officer and Anti Money Laundering Officer Agreement between the Registrant and Foreside Fund Officer Services is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(13)(f)	Form of Fund of Funds Investment Agreement, dated December 13, 2024, is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(13)(f)(i)	Amendment No. 1 to the Fund of Funds Investment Agreement, dated December 13, 2024, is incorporated by reference to the Registration Statement filed February 27, 2026.

(13)(g)	Fund of Funds Investment Agreement, dated June 17, 2025, is incorporated by reference to the Registrant’s Registration Statement filed February 27, 2026.

(14)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(15)	Not Applicable.

(16)	Power of Attorney is filed herewith.

(17)	Not Applicable.

Item 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant undertakes to file the opinion of counsel as to tax matters that is required by Item 16(12) in a post-effective amendment to this Registration Statement within a reasonable time after the closing of the transactions contemplated herein.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Los Angeles and State of California, on the 1st day of April, 2026.

TCW ETF Trust

/s/ Richard Villa
Name:	Richard Villa
Title:	President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

*	Trustee	April 1, 2026
Andrew Tarica

/s/ Richard Villa	Trustee, President, Principal Officer, Chief Financial Officer and Treasurer	April 1, 2026
Richard Villa	(Principal Financial Officer)

*	Trustee	April 1, 2026
Martin Luther King III

*		April 1, 2026
David Vick

*	Trustee	April 1, 2026
Michael Swell

*	Trustee	April 1, 2026
Patrick C. Haden

*	Trustee	April 1, 2026
Peter McMillan

*	Trustee	April 1, 2026
Robert G. Rooney

*	Trustee	April 1, 2026
Victoria B. Rogers

*By:	/s/ Richard Villa
Richard Villa Attorney-in-Fact

TCW ETF TRUST

EXHIBITS INDEX

EXHIBIT NO.	DESCRIPTION
EX-99 (4)	Form of Agreement and Plan of Reorganization.
EX-99 (11)	Opinion and consent of Morris, Nichols, Arsht & Tunnell LLP.
EX-99 (14)	Consent of Independent Registered Public Accounting Firm.
EX-99 (16)	Power of Attorney.